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CELANESE CORPORATION
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Celanese The chemistry inside innovation™

# 2016 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Table of Contents

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / i

A letter from Mark C. Rohr, our Chairman and CEO

CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039

March 11, 2016

Dear Fellow Stockholders:

I am pleased to invite you to attend the 2016 Annual Meeting of Stockholders of Celanese Corporation to be held at 7:00 a.m. (Central Daylight Saving Time) on Thursday, April 21, 2016. This year’s Annual Meeting will be held at The Crescent Club, 200 Crescent Court – 17th Floor, Dallas, Texas 75201.

The following Notice of Annual Meeting of Stockholders and Proxy Statement includes information about the matters to be acted upon by stockholders. Celanese also has made available with this Proxy Statement a copy of our 2015 Annual Report. We encourage you to read our Annual Report, which includes our audited financial statements and additional information about the business. Celanese has made the proxy materials available via the internet. The Company believes that providing internet access to our proxy materials increases the ability of our stockholders to review important Company information, while reducing the environmental impact of our Annual Meeting.

At Celanese, we are committed to effective corporate governance.  To that end, both management and our board of directors regularly evaluate matters relating to our corporate governance profile.  Based on our ongoing assessment of governance best practices and discussions with our stockholders, in February 2016, our board of directors proactively adopted amendments to the Company’s by-laws to enable eligible stockholders to include qualifying director nominees in the Company’s proxy materials for its annual meeting of stockholders, subject to the terms and conditions specified in the by-laws.  In addition, our board of directors has included in this Proxy Statement a proposal to transition to an annually elected board of directors for your consideration.  We will continue to monitor, and assess the value of, corporate governance developments to the Company and to you.

We hope that you will participate in the Annual Meeting, either by attending and voting in person or by voting through the other acceptable methods described in the Proxy Statement. You may submit your proxy via the internet, by phone, or by signing, dating, and returning the enclosed proxy card (or voting instruction form, if you hold shares through a broker). If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail or via email.

On behalf of the board of directors, I would like to express our appreciation for your continued support of Celanese. I look forward to seeing you at the Annual Meeting.

Sincerely,
Mark C. Rohr
Chairman and Chief Executive Officer

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 1

Voting Information

VOTING INFORMATION

It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the 2016 Annual Meeting of Stockholders (“Annual Meeting”) and follow the instructions below to cast your vote on all of the voting matters.
Who is Eligible to Vote
You are entitled to vote at the Annual Meeting if you were a stockholder of record at the close of business on February 22, 2016, the record date for the meeting. On the record date, there were 147,408,466 shares of the Company’s Series A Common Stock issued, outstanding and entitled to vote at the Annual Meeting.
How to Vote
Even if you plan to attend the Annual Meeting in person, please vote right away using one of the following advance voting methods (see page 81 for additional details). Make sure to have your proxy card, voting instruction form or notice of internet availability in hand and follow the instructions.

VOTE IN ADVANCE OF THE MEETING			VOTE IN PERSON

via the internet	by phone	by mail	in person
:	)	*	m

Visit proxyvote.com to vote via computer or your mobile device	Call 1-800-690-6903 or the telephone number on your proxy card or voting instruction form	Sign, date and return your proxy card or voting instruction form	See “Questions and Answers” for details on admission requirements to attend the Annual Meeting

If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Stockholders may call toll free: (855) 973-0095.
All stockholders of record may vote in person at the Annual Meeting. Beneficial owners may vote in person at the Annual Meeting if they have a legal proxy, as described in the response to question 20 on page 84.
Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 19 on page 83 for important details on admission requirements.

Electronic Stockholder Document Delivery

Instead of receiving future copies of annual meeting proxy materials by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents and will also give you an electronic link to the proxy voting site.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 2

Proxy Summary

2016 PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2015 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Annual Meeting Information

Date and Time	April 21, 2016, 7:00 a.m. (Central Daylight Saving Time)
Place	The Crescent Club 200 Crescent Court – 17th Floor, Dallas, Texas 75201
Record Date	February 22, 2016
Voting
Stockholders as of the record date are entitled to vote. Each share of Series A Common Stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Entry	If you decide to attend the meeting in person, upon your arrival you will need to register as a visitor. See ”Questions and Answers” for further instructions.

Roadmap of Voting Matters

Stockholders are being asked to vote on the following matters at the Annual Meeting:

Our Board’s Recommendation
ITEM 1. Election of Directors (page 8)

The board and the corporate governance and nominating committee believe that the five director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.
FOR each Director Nominee
ITEM 2. Advisory Approval of Executive Compensation (page 34)

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of certain executive officers, as described in the Compensation Discussion and Analysis section beginning on page 35 and the Compensation Tables section beginning on page 58. The board values stockholders’ opinions and the compensation and management development committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.
FOR
ITEM 3. Ratification of Independent Registered Public Accounting Firm (page 75)

The audit committee and the board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the audit committee’s selection of the independent registered public accounting firm for 2016.
FOR
ITEM 4. Approval of Amendments to our Certificate of Incorporation to Declassify the Board of Directors (page 77)

After careful consideration, the board believes that it is in the best interests of our stockholders to take action to declassify our board of directors and transition to annual director elections. The board has proposed an amendment to our certificate of incorporation to remove the classification structure, subject to a phase out of existing director terms of office.

In February 2016, the board adopted a “Proxy Access for Director Nominations” by-law. See page 17 for additional information.
FOR

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 3

Proxy Summary

Governance Highlights

We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the Company. The Governance section beginning on page 8 describes our governance framework, which includes the following highlights:

Ÿ Independent lead director	Ÿ Active stockholder engagement
Ÿ 9 of our 10 directors are independent	Ÿ Diverse board in terms of gender, experience and skills
Ÿ Board committees consist entirely of independent directors	Ÿ Director retirement guideline
Ÿ Independent directors meet without management present	Ÿ Restrictions on share hedging and pledging
Ÿ Annual board self-assessment process	Ÿ Share ownership guidelines for executives and directors
Ÿ Majority voting for all directors	Ÿ Longstanding commitment to corporate responsibility
Ÿ Up to 20 stockholders owning collectively 3% of our stock may nominate 20% of our directors (subject to a phase in)	Ÿ Policy providing for return of long-term incentive compensation under certain circumstances (clawback policy)

Director Nominees

The following table provides summary information about each director nominee. Each nominee is to be elected by a majority of the votes cast. See “Item 1: Election of Directors”, “Director Nominees”, and “Directors Continuing in Office” for additional information about the nominees and the other directors continuing in office.

Name and Qualifications	Age	Director Since	Primary Occupation & Other Public Company Boards	Independent	Committee Memberships

Kathryn M. Hill	59	2015	Former SVP Dev. Strategy – Cisco Systems Inc.	ü	CMD; EHS
Q:5@6	Moody’s Inc.; NetApp Inc.
William M. Brown	53	2016	Chairman and CEO – Harris Corporation	ü	AC
&Q:5®Gq@6L	Harris Corporation
Jay V. Ihlenfeld	64	2012	Former SVP, Asia Pacific – 3M Company	ü	CMD; EHS£
Q.:5G@6
Mark C. Rohr	64	2007	Chairman and CEO – Celanese Corporation
&Q.:5®Gq@6L	Ashland Inc.
Farah M. Walters	71	2007	President and CEO – QualHealth, LLC	ü	CMD£; NCG
&.5GL@6	PolyOne Corporation

Board Committees:	Qualifications:
AC	Audit Committee	&	Leadership	G	Govt/regulatory
CMD	Compensation and Management Development Committee	Q	Global experience	q	Financial transactions
EHS	Environmental, Health, Safety and Public Policy Committee	.	Chemical industry	@	Operational
NCG	Nominating and Corporate Governance Committee	:	Innovation-focused	6	Strategic
£	Committee Chair	5	Customer-focused	L	Risk oversight
®	Financial experience

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 4

Proxy Summary

Performance and Compensation Decisions

2015 Key Performance Highlights
Business Performance
In 2015, our key performance metrics were as follows:
• Free cash flow(1) was a record $556 million. Excluding a contract termination payment of $177 million, free cash flow was $733 million, up 33.8% from 2014
• Net sales were $5.7 billion
• Adjusted EBIT(1) was $1.2 billion, the second highest level since 2008
• Adjusted earnings per share(1) was $6.02, the highest in Company history, an increase of 6.2% over 2014
Stockholder Value Creation
• Positive one-, three- and five-year total stockholder return, driving a 14.3% increase in total stockholder return in 2015
• Returned a record $594 million to stockholders through dividends and share repurchases, a 50.8% total increase in cash returned to stockholders from the prior year
• Increased the quarterly cash dividend paid by 20% in 2015

How Pay is Aligned to 2015 Company Performance
The operation of our variable incentives demonstrates strong linkage between pay and performance. See page 48 for the detailed performance results.
• Annual Incentive – 2015 performance resulted in above target achievement on our financial and stewardship objectives established at the beginning of the year under our 2015 annual incentive plan.
• Long-Term Incentive – The performance-based restricted stock units (“PRSUs”) granted in 2014, based on a fiscal 2014-2015 year performance period, will pay out at 200% of target.

2015 Key Compensation Decisions

• 2015 Compensation – Based on our 2015 performance, in February 2016 the compensation and management development committee approved a business performance modifier of 140% under our 2015 annual incentive plan and established individual performance modifiers for the named executive officers. In addition, the committee had earlier awarded PRSUs in February 2015 under our 2015 long-term incentive plan. See pages 46-50 for more information.

• 2016 Long-Term Incentive Plan – The compensation and management development committee re-evaluated our long-term incentive plan design and, with stockholder feedback, re-designed the award for 2016. See pages 37-40 for more information.

Key Compensation Features
ü No employment agreements
ü Change in control double-trigger equity awards (participant’s employment must be terminated to receive benefits)
ü Clawback, no share hedging and no pledging policies
ü No tax gross-ups of severance, change-in-control payments or perquisites, other than for relocation benefits
ü A high percentage of compensation is at risk (i.e., tied to performance)
ü Significant executive share ownership requirements

Additional Information

Please see the Questions and Answers section beginning on page 79 for important information about the proxy materials, voting, the annual meeting, Company documents, communications and the deadlines to submit stockholder proposals for the 2017 Annual Meeting of Stockholders.

(1) Free cash flow, Adjusted EBIT and adjusted earnings per share are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and a reconciliation to the most comparable U.S. GAAP financial measure.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 5

Notice of Annual Meeting of Stockholders

CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	April 21, 2016, 7:00 a.m. (Central Daylight Saving Time)
Place:	The Crescent Club 200 Crescent Court – 17th Floor, Dallas, Texas 75201
Items of Business:
● To elect Kathryn M. Hill to serve until the 2017 Annual Meeting of Stockholders, William M. Brown to serve until the 2018 Annual Meeting of Stockholders, and Jay V. Ihlenfeld, Mark C. Rohr and Farah M. Walters to serve until the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified or their earlier resignation;

● Advisory vote to approve executive compensation;
● To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2016;
● To adopt amendments to our certificate of incorporation to eliminate our classified board structure and transition to the annual election of directors; and
● To transact such other business as may properly be brought before the meeting in accordance with the provisions of the Company’s Fourth Amended and Restated By-laws (the “By-laws”).
Record Date:	You are entitled to attend the Annual Meeting and to vote if you were a stockholder as of the close of business on February 22, 2016.
Our Proxy Statement follows. Financial and other information about Celanese Corporation is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2015 (“2015 Annual Report”).
To ensure that your shares are represented at the meeting, we urge you to cast your vote as promptly as possible. You may vote by proxy via the Internet or telephone, or, if you received paper copies of the proxy materials by mail, you can also vote via mail by following the instructions on the proxy card or voting instruction card. We encourage you to vote via the Internet. It is convenient and saves us significant postage and processing costs. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By Order of the Board of Directors of
Celanese Corporation

James R. Peacock III
Vice President, Deputy General Counsel
and Corporate Secretary
Irving, Texas
March 11, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 2016
The Celanese Corporation 2016 Notice of Annual Meeting and Proxy Statement, 2015 Annual Report and other proxy materials are available at www.proxyvote.com.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 6

Proxy Statement

PROXY STATEMENT
For the Annual Meeting of Stockholders To Be Held on April 21, 2016

The board of directors (the “board of directors” or the “board”) of Celanese Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 7:00 a.m. (Central Daylight Saving Time) on Thursday, April 21, 2016, at The Crescent Club, 200 Crescent Court – 17th Floor, Dallas, Texas 75201. This Proxy Statement (this “Proxy Statement”) contains information about the matters to be voted on at the meeting and the voting process, as well as information about our directors. We will bear the expense of soliciting the proxies for the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 2016

The Celanese Corporation 2016 Notice of Annual Meeting and Proxy Statement, 2015 Annual Report and other proxy materials are available at www.proxyvote.com.
INFORMATION CONCERNING SOLICITATION AND VOTING
Pursuant to U.S. Securities and Exchange Commission (“SEC”) rules, we have elected to furnish proxy materials to our stockholders via the Internet instead of mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and cast your vote on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Stockholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice of Internet Availability and will receive the proxy materials in the format requested. This Proxy Statement and our 2015 Annual Report also are available in the investor relations section of our website, www.celanese.com.
The Notice of Internet Availability and, for stockholders who previously requested electronic or paper delivery, the proxy materials will be made available on or about March 11, 2016, to stockholders of record and beneficial owners who owned shares of the Company’s Series A Common Stock (“Common Stock”) at the close of business on February 22, 2016.
Our principal executive offices are located at 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039.
For additional information about the proxy materials and the Annual Meeting, see “Questions and Answers”.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 7

Governance

GOVERNANCE
The Company is committed to effective corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the Company.
The Company’s Certificate of Incorporation, By-laws, Corporate Governance Guidelines, Board Committee Charters and other materials can be accessed on our website, www.celanese.com, by clicking on “Investor Relations” and then “Corporate Governance.” Instructions on how to obtain copies of these materials are also included in the response to question 23 in the Questions and Answers section on page 85.
ITEM 1: Election of Directors
Background
Our board of directors is currently divided into three classes serving staggered, three-year terms: Class I consisting of Jean S. Blackwell, Kathryn M. Hill and John K. Wulff; Class II consisting of William M. Brown, Edward G. Galante and David F. Hoffmeister; and Class III consisting of Jay V. Ihlenfeld, Mark C. Rohr and Farah M. Walters. The board has proposed amendments to our certificate of incorporation to declassify our board and transition to annual voting. See “Management Proposals”.
On February 3, 2016, James E. Barlett notified the Company of his intent to retire, effective immediately prior to the Annual Meeting, in accordance with the Company’s director retirement guideline. In addition, in accordance with our director retirement guideline, Ms. Walters is scheduled to retire, effective immediately prior to the 2017 Annual Meeting of Stockholders.
Based on the recommendation of our independent nominating and corporate governance committee, our board of directors has nominated one director in Class I, Kathryn M. Hill, to serve a one-year term expiring at the 2017 Annual Meeting of Stockholders, one director in Class II, William M. Brown, to serve a two-year term expiring at the 2018 Annual Meeting of Stockholders, and three directors in Class III, Jay V. Ihlenfeld, Mark C. Rohr and Farah M. Walters, to serve a three-year term expiring at the 2019 Annual Meeting of Stockholders. These director nominees have consented to be elected to serve as directors for the applicable terms.
At the Annual Meeting, you will have the opportunity to elect these nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for these five nominees. If any of our nominees is unable or declines to serve as a director as of the time of the Annual Meeting, the board may designate a substitute nominee or reduce the size of the board. Proxies will be voted for any nominee who shall be designated by the board of directors to fill the vacancy.
The name of each of our nominees for election and our directors continuing in office and certain information about them, as of the date of this Proxy Statement (except ages, which are as of the date of the Annual Meeting), is set forth below. Included in the information below is a description of the particular experience, qualifications, attributes and skills that led the board to conclude that each person below should serve as a director of the Company.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 8

Governance

Board Composition and Refreshment

Ensuring the board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of our stockholders, is a principle priority of the board and the nominating and corporate governance committee. The board and the committee also understand the importance of board refreshment, and strive to maintain an appropriate balance of tenure, turnover, diversity and skills on the board. The board believes that new perspectives and new ideas are critical to a forward-looking and strategic board, as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring.
BOARD REFRESHMENT
Under Mark Rohr’s leadership of the Board since 2012
	ü	Four New Directors Elected
	ü	Rotation of Majority of Board Committee Chairs
	ü	New Lead Independent Director Elected
	ü	Expanded Qualifications and Diversity Represented on Board

Qualifications Required of All Directors
The board and the nominating and corporate governance committee require that each director be a recognized person of high integrity with a proven record of success in his or her field and have the ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, a willingness to assume fiduciary responsibilities, an appreciation of diversity and a commitment to sustainability and to dealing responsibly with social issues. In addition, the board conducts interviews of potential director candidates to assess integral qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.
The board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for board membership. The board believes that diversity results in a variety of points of view and, consequently a more effective decision-making process.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 9

Governance

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board
The board has identified particular qualifications, attributes, skills and experience that are important to be represented on the board as a whole, in light of the Company’s current and expected future business needs. The following table summarizes certain characteristics of the Company’s business and the associated qualifications, attributes, skills and experience that the board believes should be represented on the board.

Qualifications, Attributes, Skills and Experience		Business Characteristics
&	Relevant senior leadership/C-Suite experience	Senior leadership experience allows directors to better understand day-today and strategic aspects of a business
Q	Global business experience	The Company’s business is global and multicultural, with products manufactured in the Americas, Europe and Asia and operations in 17 countries around the world
.	Extensive knowledge of the Company’s business and/or chemical industry	A deep understanding of the Company’s business and/or the chemical industry allows a director to better guide the Company
:	Experience in innovation-focused businesses	Focus on innovation to drive performance
5	Experience in customer-driven businesses	High level of customer intimacy
®	High level of financial experience	Multi-dimensional businesses in multiple chemical segments
G	Government/regulatory/geopolitical exposure	Regulatory obligations and political challenges in various jurisdictions around the globe
q	Financial transactions experience	Complex financial transactions, including those in different countries and currencies
@	Operational expertise	Ability to manufacture many types and kinds of products consistent with high level specifications and in large quantities
6	Strategy development experience	Experience with strategy development, allowing the board to better evaluate management’s plan and guide the Company
L	Risk oversight/management expertise	Assessment of risk and the policies/procedures to manage risk

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 10

Governance

Director Nominees
Class I Director – Term Expires in 2017

Kathryn M. Hill

Ms. Hill served in a number of positions at Cisco Systems, Inc. from 1997 to 2013, including, among others, as Executive Advisor from 2011 to 2013, Senior Vice President, Development Strategy and Operations from 2009 to 2011, Senior Vice President, Access Networking and Services Group from 2008 to 2009, and Senior Vice President, Ethernet Systems and Wireless Technology Group from 2005 to 2008. Cisco designs, manufactures and sells Internet Protocol (IP)-based networking and other products related to the communications and information technology industry and provides services associated with these products. Prior to joining Cisco, Ms. Hill had a number of engineering roles at various technology companies. Ms. Hill is a member of the Board of Trustees for the Anita Borg Institute for Women and Technology.

Director since: 2015 Age: 59 Board Committees: Compensation Environmental, Health & Safety Other Public Company Boards: Moody's Inc. NetApp Inc.				Specific Qualifications, Attributes, Skills and Experience:
	Q	:	5	Substantial innovation-focused, customer-focused, global business, operational and strategic experience gained in various roles with Cisco Systems, Inc.
	@	6

Class II Director – Term Expires in 2018

William M. Brown

Mr. Brown is Chairman of the Board, President and Chief Executive Officer of Harris Corporation, an international communications and information technology company. Mr. Brown joined Harris in November 2011 as President and Chief Executive Officer and was appointed Chairman in April 2014. Prior to joining Harris, Mr. Brown was Senior Vice President, Corporate Strategy and Development, of United Technologies Corporation (“UTC”). He also served five years as President of UTC’s Fire & Security Division. In total, Mr. Brown spent 14 years with UTC, holding U.S. and international roles at various divisions, including Carrier Corporation’s Asia Pacific Operations and the Carrier Transicold division. Before joining UTC in 1997, he worked for McKinsey & Company as a senior engagement manager. He began his career as a project engineer at Air Products and Chemicals, Inc. Mr. Brown serves on the board of directors of the Fire Department of NYC Foundation and the board of trustees of both the Florida Institute of Technology and the Florida Polytechnic University.

Director since: 2016 Age: 53 Board Committees: Audit Other Public Company Boards: Harris Corporation				Specific Qualifications, Attributes, Skills and Experience:
	&	:	5	Substantial leadership, financial, governmental/geopolitical, innovation, strategic and risk management experience gained in roles of Chairman, CEO and President of Harris Corporation.
	®	G	@
	6	L

	Q	q		Substantial transactional, global business, operational and strategic experience gained in various roles with United Technologies Corporation.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 11

Governance

Class III Directors – Term Expires in 2019

Jay V. Ihlenfeld

From 2006 until his retirement in 2012, Mr. Ihlenfeld served as the Senior Vice President, Asia Pacific, for 3M Company, a leader in technology and innovation. Mr. Ihlenfeld previously served as 3M Company’s Senior Vice President, Research and Development from 2002 to 2006. A 33-year veteran of 3M Company, Mr. Ihlenfeld has also held various leadership and technology positions, including Vice President of its Performance Materials business and Executive Vice President of its Sumitomo/3M business in Japan.

Director since: 2012 Age: 64 Board Committees: Compensation Environmental, Health & Safety Other Public Company Boards: None				Specific Qualifications, Attributes, Skills and Experience:
	Q	.	:
Substantial chemical industry knowledge and operational, global business, innovation, customer-driven, geopolitical and strategy development experience gained in various roles over 33 years with 3M Company.

	5	G	@
6

Mark C. Rohr

Mr. Rohr has been our Chairman of the board and Chief Executive Officer since April 2012 and a member of our board of directors since April 2007. He served as Executive Chairman of Albemarle Corporation, a global developer, manufacturer and marketer of highly engineered specialty chemicals, from September 2011 until February 2012 and previously had served as the Chairman from 2008 to 2011, President from 2000 to 2010, Chief Operating Officer from 2000 to 2002 and Chief Executive Officer from 2002 to 2011. Prior to that, Mr. Rohr served as Executive Vice President – Operations of Albemarle. Before joining Albemarle, Mr. Rohr held leadership roles with various companies, including Occidental Chemical Corporation and The Dow Chemical Company. Mr. Rohr serves on the board of directors of Ashland Inc. (since 2008) and as a member of its audit committee and its environmental, health & safety committee. He also serves as chairman of the board of directors of the American Chemistry Council and president of the International Association of Chemical Associations.

Director since: 2007 Age: 64 Board Committees: None Other Public Company Boards: Ashland Inc. Albemarle Corporation (2001-2012)				Specific Qualifications, Attributes, Skills and Experience:
	&	Q	:
Substantial leadership, financial, global business, innovation-focused, customer-driven focus, operational, strategy development, risk management, transactional and governmental experience gained in the roles of Chairman, CEO and President of Celanese Corporation (since 2012) and CEO/COO of Albemarle Corporation (from 2000 to 2011).

	5	®	G
	q	@	6
L

	.			A full career in the chemical industry, including leadership positions with the ACC and IACA.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 12

Governance

Farah M. Walters

Since 2005, Ms. Walters has served as President and Chief Executive Officer of QualHealth, LLC, a healthcare consulting firm. From 1992 until her retirement in June 2002, Ms. Walters was the President and Chief Executive Officer of University Hospitals Health System and University Hospitals of Cleveland. She also serves as a member of the board of directors of PolyOne Corporation (since 1998), including as a member of the compensation committee and the nominating and governance committee. She previously served as the lead director (2006-2007), chairperson of both the compensation and nominating and governance committees and the 2005 chief executive officer search committee, and as a member of the environmental, health and safety committee and the financial policy committee of PolyOne. She was a member of the board of directors of Kerr McGee Corp. from 1993 until 2006. While a director at Kerr McGee, she served as the chairman of the compensation committee, the chairman of the audit committee, a member of the executive committee and a member of the governance committee. From 2003 to 2006, Ms. Walters was also a director and a member of the compensation committee and the audit committee of Alpharma, Inc.

Director since: 2007 Age: 71 Board Committees: Compensation Nominating and Corporate Governance Other Public Company Boards: PolyOne Corporation				Specific Qualifications, Attributes, Skills and Experience:
	&	5	G	Substantial leadership, operational, governmental regulatory, customer-driven, risk management and strategy development experience gained as President/CEO of a large hospital system.
	@	6	L

	.			More than 17 years’ board service with another public chemical company.

Vote Required
Each director must receive a majority of the votes cast in favor of his or her election.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE NOMINEES LISTED ABOVE

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 13

Governance

Directors Continuing in Office
Class I Directors - Term Expires in 2017

Jean S. Blackwell

Ms. Blackwell has served as a member of the board of directors of Essendant Inc. (formerly United Stationers Inc.), a leading national wholesale distributor of business products, since May 2007, including currently as the chair of the governance committee and as member of the finance committee and previously as the chair of the human resource committee. She previously served as a member of the board of directors from April 2004 to November 2009, and as chairperson of the audit committee, of Phoenix Companies Inc., a life insurance company. Ms. Blackwell served as Chief Executive Officer of Cummins Foundation and Executive Vice President, Corporate Responsibility, of Cummins Inc., a global power leader that designs, manufactures, distributes and services diesel and natural gas engines and engine-related component products, from March 2008 until her retirement in March 2013 and previously served as Executive Vice President and Chief Financial Officer from 2003 to 2008, Vice President, Cummins Business Services from 2001 to 2003, Vice President, Human Resources from 1998 to 2001 and Vice President and General Counsel from 1997 to 1998 of Cummins Inc. Prior to joining Cummins, Ms. Blackwell was a partner at the Indianapolis law firm of Bose McKinney & Evans LLP from 1984 to 1991, where she practiced in the area of financial and real estate transactions. She has also served in state government, including as Executive Director of the Indiana State Lottery Commission and State of Indiana Budget Director.

Director since: 2014 Age: 61 Board Committees: Audit Nominating and Corporate Governance Other Public Company Boards: Essendant Inc. Phoenix Companies Inc. (2004-2009)				Specific Qualifications, Attributes, Skills and Experience:
	&	5	®
Substantial leadership, operational, financial, transactional, customer-driven, and risk management experience gained as Executive Vice President/CFO and General Counsel of Cummins Inc., a global power leader.

	q	@	L

	G			Substantial governmental experience from having served in the Indiana State Government.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 14

Governance

John K. Wulff

Mr. Wulff is the former Chairman of the board of directors of Hercules Incorporated, a specialty chemicals company, a position he held from July 2003 until Ashland Inc.’s acquisition of Hercules in November 2008. Prior to that time, he served as a member of the Financial Accounting Standards Board from July 2001 until June 2003. Mr. Wulff was previously Chief Financial Officer of Union Carbide Corporation, a chemical and polymers company, from 1996 to 2001. During his fourteen years at Union Carbide, he also served as Vice President and Principal Accounting Officer from January 1989 to December 1995 and Controller from July 1987 to January 1989. Mr. Wulff was also a partner of KPMG LLP and predecessor firms from 1977 to 1987. He currently serves as a member of the board of directors (since 2004), the chairman of the governance and compensation committee and as a member of the audit committee of Moody’s Corporation. Mr. Wulff is also chairman of the audit committee, a member of the environmental, health and safety committee and a member of the board of directors of Chemtura Corporation (since October 2009). Mr. Wulff served as a director of Sunoco, Inc. from March 2004 until October 2012 when Sunoco was acquired by Energy Transfer Partners L.P.

Director since: 2006 Age: 67 Board Committees: Audit Nominating and Corporate Governance Other Public Company Boards: Moody's Corporation Chemtura Corporation Sunoco Inc. (2004-2012)				Specific Qualifications, Attributes, Skills and Experience:
	&	.	:
Substantial leadership, chemical industry, financial, transactional, strategy development, risk management and innovation-focused business experience gained as Chairman of Hercules Incorporated, a specialty chemicals company, and as CFO of Union Carbide Corporation, a chemical and polymers company.

	®	q	6
L

	®	G		Substantial finance and governmental and regulatory experience as a large accounting firm partner and member of the FASB.

Class II Directors – Term Expires in 2018

James E. Barlett*

Mr. Barlett has been Vice Chairman of TeleTech Holdings, Inc., a global provider of customer experience strategy, technology and business process outsourcing solutions, since October 2001 and a member of the board of directors of TeleTech since February 2000. Mr. Barlett previously served as the Chairman from 1997 to 2001, and President and Chief Executive Officer from 1994 to 2001, of Galileo International, Inc., a provider of travel information and transaction processing solutions for the travel industry. Prior to joining Galileo, Mr. Barlett served as Executive Vice President for MasterCard International Corporation and was Executive Vice President for NBD Bancorp. Mr. Barlett also served as a member of the board of directors and the chairman of the audit committee of Korn/Ferry International from 1999 until September 2009.

Director since: 2004 Age: 72 Board Committees: Compensation Environmental, Health & Safety Other Public Company Boards: Teletech Holdings Inc.				Specific Qualifications, Attributes, Skills and Experience:
	&	Q	:
Substantial leadership, operational, global business, financial, innovation- focused, customer-focused and strategy development experience gained as Vice Chairman of TeleTech Holdings, Inc., a global customer solutions company, and as CEO of Galileo International, Inc., an information and transaction processing company, and Executive Vice President of Mastercard International Corporation.

	5	®	@
6

* Pursuant to our director retirement guideline, Mr. Barlett will retire on April 21, 2016.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 15

Governance

Edward G. Galante

Mr. Galante served as Senior Vice President and as a member of the management committee of Exxon Mobil Corporation, an international oil and gas company, from August 2001 until his retirement in 2006. Prior to that, he held various management positions of increasing responsibility during his more than 30 years with Exxon Mobil Corporation, including serving as Executive Vice President of ExxonMobil Chemical Company from 1999 to 2001. Mr. Galante currently serves as a director (since 2007), chairman of the compensation and management development committee and as a member of the governance and nominating committee and the technology, safety and sustainability committee of Praxair, Inc. He also serves as a director (since 2010) and chairman of the governance committee of Clean Harbors, Inc. He also serves as a director (since 2016) and member of the compensation committee and the environmental, health, safety and security committee of Tesoro Corporation. From 2008 until November 2014, Mr. Galante served as a member of the board of directors of Foster Wheeler AG, which included service on Foster Wheeler's compensation and executive development committee (including as chairman) and audit committee.

Director since: 2013 Age: 65 Board Committees: Audit Environmental, Health & Safety Other Public Company Boards: Praxair, Inc. Clean Harbors Inc. Tesoro Corporation Foster Wheeler AG (2008-2014)				Specific Qualifications, Attributes, Skills and Experience:
	&	Q	.
Substantial leadership, chemical industry, operational, global business, financial, innovation-focused, transactional, governmental/regulatory, strategy development and risk management experience gained with more than 30 years’ service with Exxon Mobil Corporation, including as Executive Vice President of ExxonMobil Chemical Company, and service on other boards of directors.

	:	®	G
	q	@	6
L

David F. Hoffmeister

Mr. Hoffmeister served as the Senior Vice President and Chief Financial Officer of Life Technologies Corporation, a global life sciences company, prior to its acquisition by Fisher Scientific Inc. in February 2014. From October 2004 to November 2008, he served as Chief Financial Officer of Invitrogen Corporation, which merged with Applied Biosystems in November 2008 to form Life Technologies Corporation. Before joining Invitrogen, Mr. Hoffmeister spent 20 years with McKinsey & Company as a senior partner serving clients in the healthcare, private equity and chemical industries on issues of strategy and organization. From 1998 to 2003, Mr. Hoffmeister was the leader of McKinsey’s North American chemical practice.

Director since: 2006 Age: 61 Board Committees: Compensation Nominating and Corporate Governance Other Public Company Boards: Glaukos Corporation				Specific Qualifications, Attributes, Skills and Experience:
	.	®	6	Substantial chemical industry, finance and strategic experience as a large consulting firm partner.

	&	Q	:
Substantial leadership, global business, financial, innovation-focused, transactional, governmental/regulatory, and risk management experience gained as Chief Financial Officer of Life Technologies Corporation.

	G	q	L

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 16

Governance

Board and Committee Governance
Director Elections
Our board of directors is divided into three classes serving staggered, three-year terms. Approximately one-third of the directors are elected each year, at the annual meeting of stockholders, to hold office for a three-year term and until their successors are elected and qualified, or until their earlier retirement or removal from office. If Item 4 to declassify our board is adopted, then beginning at the 2019 Annual Meeting of Stockholders, all directors would be elected annually. See “Management Proposal” below.
To ensure that the board remains composed of high-functioning members capable of keeping their commitments to board service, the corporate governance and nominating committee evaluates the qualifications and performance of each incumbent director before recommending the nomination of that director for an additional term.
In February 2016, our board adopted a by-law, which, beginning with the 2017 Annual Meeting, permits a stockholder, or a group of up to 20 stockholders, owning at least three percent of the Company’s outstanding Common Stock continuously for at least three years to submit director nominees for up to the greater of two directors or 20 percent of the number of directors currently serving on the board, subject to a phase-in and the terms and conditions specified in the by-laws.
Majority Voting Standard
Our By-laws provide that, in an election of directors where the number of nominees does not exceed the number of directors to be elected, each director must receive the majority of the votes cast with respect to that director. The board believes this majority vote standard appropriately gives stockholders a greater voice in the election of directors than the traditional plurality voting standard. If an incumbent director does not receive a majority vote, he or she has agreed that a letter of resignation will be submitted to the board. The corporate governance and nominating committee will make a recommendation to the board on whether to accept or reject the resignation, or whether other action should be taken. The board will act on the resignation within 90 days of the certification of the vote, taking into account the recommendation of the corporate governance and nominating committee, which will include consideration of the vote result, the director’s contributions to the Company during his or her tenure, the director’s qualifications, and any relevant input from stockholders. Only independent directors will participate in the deliberations regarding a tendered resignation.
Composition of the Board of Directors
Our board is divided into three classes, equal in authority, one of which stands for election each year. See “Item 1: Election of Directors” for additional information. Our charter provides that the number of members of the board of directors shall be fixed by the board, but shall be no less than seven and no more than fifteen. Our board may fill vacancies and increase or, upon the occurrence of a vacancy, decrease the board’s size between annual stockholders’ meetings. As of the date of this Proxy Statement, we have, and the board has established the size of the board to be, ten directors.
Our board of directors is and shall be comprised of a majority of independent directors. See “Director Independence and Related Transactions” for additional information.
In addition, the Company has a director retirement guideline, the full text of which is set forth in our Corporate Governance Guidelines. The guideline provides that a director retires from the board of directors no later than the annual meeting of stockholders following such director’s 72nd birthday; provided, however, the retirement guideline may be waived by a majority of uninterested directors upon the recommendation of the nominating and corporate governance committee.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 17

Governance

Board Evaluation Process
Each year, the members of the board and each committee conduct a self-assessment. The process for the self-assessment is approved by the board each year based on a recommendation from the nominating and corporate governance committee. Under the process used in 2013-2015, the nominating and corporate governance committee develops a thorough list of topics to be considered by the directors, including board and committee structure, oversight, information, and culture, which are approved by the board. The lead independent director has a teleconference with each independent director and finally with the Chairman to discuss the topics and to gather any other feedback a director has as they relate to the full board and each of the committees. The lead independent director elicits comments from the directors concerning improvements for the board, the committees, the lead independent director, the committee chairs and management. The lead independent director then summarizes the input from the conversations and presents it to the independent directors at the February board meeting. Each committee chair also conducts a similar self-assessment with respect to their committee based on (i) a subset of the board discussion topics, (ii) comments made to the lead independent director and (iii) discussion during executive sessions of committee meetings. Also, the nominating and corporate governance committee evaluates directors who are nominees for re-election to the board as part of the nomination process.
Board Leadership Structure
The Company’s governance framework provides the board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. The current leadership structure is comprised of a combined chairman of the board (“Chairman”) and chief executive officer, a lead independent director, board committees compromised exclusively of independent directors and active engagement by all directors. The board believes the structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.

Board Leadership Structure
The board believes this is the optimal structure to guide the Company and maintain the focus required to achieve the Company’s strategic plan and long-term business goals. However, the board reevaluates the structure annually.

●	Chairman of the Board and CEO: Mark Rohr
●	Lead Independent Director: David Hoffmeister (Edward Galante beginning in April 2016)
●	All board committees comprised exclusively of independent directors
●	Active engagement by all directors

Duties and Responsibilities of Lead Independent Director
The Company’s lead independent director, who is elected by the independent directors for a one-year term:

•	presides over executive sessions of the non-employee, independent members of the board and at meetings of the board in the absence of, or upon the request of, the Chairman and CEO;

•	approves the scheduling of board meetings, as well as the agenda and materials for each board meeting and executive session of the board’s non-employee, independent directors;

•	has the authority to call meetings of the board and such other meetings of the non-employee, independent directors as he/she deems necessary;

•	serves as a liaison and supplemental channel of communication between the non-employee, independent directors and the Chairman and CEO;

•	meets regularly with the Chairman and CEO;

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 18

Governance

•	communicates with stockholders as requested and deemed appropriate by the board;

•	interviews director candidates along with the nominating and corporate governance committee;

•
approves and coordinates the retention of advisors and consultants who report directly to the non-employee, independent members of the board, except as otherwise required by applicable law or the New York Stock Exchange (“NYSE”) Listing Standards;

•	guides the board’s governance processes concerning the annual board self-evaluation and CEO succession planning; and

•	when requested by the Chairman or the board, assists the board in reviewing and assuring compliance with governance principles.
Leadership Structure Determination – Details and Rationale
Consistent with the board’s commitment to corporate governance practices that are in the best interests of the Company and its stockholders, at least one executive session of the directors each year includes a review of the board’s leadership structure and consideration of whether the position of Chairman of the Board should be held by the Chief Executive Officer or an independent director. This section describes the details and the board’s rationale for its current leadership structure.
Under the Company’s By-laws, the Chairman presides over meetings of the board, presides over meetings of stockholders, consults and advises the board and its committees on the business and affairs of the Company and performs such other duties as may be assigned by the board. The Chief Executive Officer is in general charge of the affairs of the Company, subject to the overall direction and supervision of the board and its committees and subject to such powers as reserved by the board. Mark Rohr serves as both Chairman and Chief Executive Officer.
In November 2011, the Company’s presiding director role was transitioned to a lead independent director role and, in connection with this transition, the independent directors expanded the role of the lead independent director (see above). The current lead independent director was elected by the board in 2015 and he will serve until the Annual Meeting. In February 2016, the independent directors elected Edward Galante to serve as lead independent director beginning at the Annual Meeting. The duties and responsibilities of the lead independent director are described above and are set forth in the Company’s Corporate Governance Guidelines. Although annually elected, the lead independent director is generally expected to serve for more than one year, although generally not more than three years.
Importantly, all directors play an active role in overseeing the Company’s business both at the board and committee levels. As set forth in the Company’s Corporate Governance Guidelines, the core responsibility of the directors is to exercise their business judgment to act in what they reasonably believed to be in the best interests of the Company and its stockholders. The board currently consists of one member of management (our CEO) and nine non-employee directors. The non-employee directors are skilled and experienced leaders in business. Many currently serve or have served as chief executives or members of senior management of Fortune 1000 companies. In these roles, the non-employee directors have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of management. As such, the non-employee directors are well-equipped to oversee the success of the business and to provide advice and counsel to the Chief Executive Officer and Company management.
As part of each regular scheduled board meeting, the non-employee directors meet in executive session without the Chief Executive Officer present. These meetings allow non-employee directors to discuss issues of importance to the Company, including the business and affairs of the Company, as well as matters concerning management, without any member of management present. All of the board committees, which are described below, are chaired by, and comprised of, independent directors.
The board believes that leadership of both the board and the Company by Mr. Rohr is the optimal structure to guide the Company and maintain the focus required to achieve the Company’s long-term business goals. The Company’s

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 19

Governance

business is complex and it has operations in 17 countries around the world. Given the complex global reach of our business, the board believes the chief executive officer is in the best position to focus directors attention on critical business matters and to speak for and lead both the Company and the board.
The board believes that the current leadership structure – a combined Chairman of the Board and Chief Executive Officer, a lead independent director, board committees comprised exclusively of independent directors and active engagement by all directors – is effective and currently serves the business and stockholders well.
Board Meetings in 2015
Each of our directors is expected to devote sufficient time and attention to his or her duties and to attend all board meetings and committee meetings on which he or she serves. The board of directors held six meetings during 2015 and committees of the board held a total of 29 meetings. Overall attendance at such meetings was approximately 95%. All incumbent directors attended at least 75% of the aggregate of (i) meetings of the board and (ii) meetings of the board committees on which they served during the fiscal year ended December 31, 2015. In addition, the board expects directors to attend the annual meeting of stockholders absent special circumstances. All of our directors who were members of the board as of the 2015 annual meeting of stockholders attended the annual meeting, except Mr. Barlett.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 20

Governance

Committees of the Board
The board of directors has four standing board committees:

•	audit committee;

•	compensation and management development committee;

•	nominating and corporate governance committee; and

•	environmental, health, safety and public policy committee.
The following table sets forth the current composition of our committees:

		Audit Committee	Compensation and Management Development Committee	Environmental, Health, Safety and Public Policy Committee	Nominating and Corporate Governance Committee
James E. Barlett À	I		l	l
Jean S. Blackwell À	I	l			l
William M. Brown À	I	l
Edward G. Galante	I	l		l
Kathryn M. Hill	I		l	l
David E. HoffmeisterÀu	I		l		£
Jay V. Ihlenfeld	I		l	£
Mark C. Rohr
Farah M. Walters	I		£		l
John K. Wulff À	I	£			l
Meetings in 2015	Board = 6	8	7	4	4
£ Chairperson l Member À Financial Expert u Lead Independent Director I Independent Director
Audit Committee
The Company’s audit committee is currently comprised of Mr. Wulff (chairman), Ms. Blackwell, Mr. Brown and Mr. Galante, each of whom the board has affirmatively determined is independent of the Company and its management under the rules of the NYSE and the SEC. The board has also determined that Ms. Blackwell, Mr. Brown and Mr. Wulff are “audit committee financial experts” as the term is defined in Item 407(d)(5) of Regulation S-K. Each member of the audit committee is also “financially literate” as that term is defined by the rules of the NYSE. The complete text of the audit committee charter, as amended by the board of directors on October 22, 2014, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”.
The audit committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent registered public accounting firm. The independent registered public accounting firm reports directly to the audit committee. The principal purposes of the audit committee are to oversee:

•	accounting and reporting practices of the Company and compliance with legal and regulatory requirements regarding such accounting and reporting practices;

•	the quality and integrity of the financial statements of the Company;

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 21

Governance

•	internal control and compliance programs;

•	the independent registered public accounting firm’s qualifications and independence; and

•	the performance of the independent registered public accounting firm and the Company’s internal audit function.
Compensation and Management Development Committee
The Company’s compensation and management development committee is currently comprised of Ms. Walters (chair), Mr. Barlett, Ms. Hill, Mr. Hoffmeister and Mr. Ihlenfeld. The board has determined that all members of the compensation and management development committee are independent under Rule 16b-3 under the Securities Exchange Act of 1934, as amended and applicable NYSE listing standards and qualify as “non-employee directors” for purposes of Section 162(m) of the Internal Revenue Code. The complete text of the compensation and management development committee charter, as amended by the board of directors on October 22, 2014, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”. A description of the compensation and management development committee’s processes and procedures for determining executive compensation and the roles of management and the compensation consultant in determining or recommending the amount or form of compensation is more fully described in “Compensation Discussion and Analysis.” The compensation and management development committee charter provides that the compensation and management development committee may, from time to time, retain legal, accounting or other consultants or experts, including but not limited to compensation consulting firms, that the compensation and management development committee deems necessary in the performance of its duties.
The principal purposes of the compensation and management development committee are to:

•	review and approve the compensation of the Company’s executive officers;

•
review and approve the corporate goals and objectives relevant to the compensation of the CEO and the other executive officers, and to evaluate the CEO’s and the other executive officers’ performance and compensation in light of such established goals and objectives; and

•	oversee the development and implementation of succession plans for the CEO and the other key executives.
During 2015, Frederic W. Cook & Co., Inc., as independent outside compensation consultant (“FW Cook”), advised the compensation and management development committee on executive officer compensation matters.
The compensation and management development committee has considered the Company’s relationship with FW Cook in light of factors deemed important by the SEC and the NYSE and has determined that there is no conflict of interest with FW Cook. See “Compensation Discussion and Analysis” for additional information.
Nominating and Corporate Governance Committee
The Company’s nominating and corporate governance committee is currently comprised of Mr. Hoffmeister (chairman), Ms. Blackwell, Ms. Walters and Mr. Wulff. The complete text of the nominating and corporate governance committee charter, as amended by the board of directors on October 22, 2014, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”. The nominating and corporate governance committee charter provides that the nominating and corporate governance committee may, from time to time, retain legal, accounting or other consultants or experts, including but not limited to leadership search firms, the nominating and corporate governance committee deems necessary in the performance of its duties, including in its process of identifying director candidates.
The principal purposes of the nominating and corporate governance committee are to:

•	identify, screen and review individuals qualified to serve as directors and recommend candidates for nomination for election at the annual meeting of stockholders or to fill board vacancies;

•	review and recommend non-employee director compensation to the board;

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 22

Governance

•	develop and recommend to the board and oversee implementation of the Company’s Corporate Governance Guidelines;

•	oversee evaluations of the board; and

•	recommend to the board nominees for the committees of the board.
During 2015, FW Cook, as independent outside compensation consultant, advised the nominating and corporate governance committee on non-employee director compensation matters.
Environmental, Health, Safety and Public Policy Committee
The Company’s environmental, health, safety and public policy committee is currently comprised of Mr. Ihlenfeld (chairman), Mr. Barlett, Mr. Galante and Ms. Hill. The environmental, health, safety and public policy committee assists the board in fulfilling its oversight duties, while Company management retains responsibility for assuring compliance with applicable environmental, health and safety laws and regulations. The complete text of the environmental, health, safety and public policy committee charter, as amended by the board of directors on October 22, 2014, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”.
The principal purposes of the environmental, health, safety and public policy committee are to:

•	oversee the Company’s policies and practices concerning environmental, health, safety and public policy issues;

•	review the impact of such policies and practices on the Company’s corporate social responsibilities, public relations and sustainability; and

•	make recommendations to the board regarding these matters.
Board Oversight of Risk Management
The board of directors is responsible for overseeing the risk management process for the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the committees of the board and the board as a whole participate in the oversight of the process. Specifically, the board has responsibility for overseeing the strategic planning process and reviewing and monitoring management’s execution of the corporate and business plan and each board committee is responsible for oversight of specific risk areas relevant to their respective committee charter.
The oversight responsibility of the board and the board committees is enabled by an enterprise risk management model and process implemented by management that is designed to identify, assess, manage and mitigate risks. The audit committee is responsible for overseeing the enterprise risk process that management implements. In addition, the board recognizes that risk management and oversight comprise a dynamic and continuous process and reviews the enterprise risk model and process periodically.
The strategic plan, critical issues and opportunities are presented to the board each year by the CEO and senior management. Throughout the year, management reviews any critical issues and actual results compared to the plan with the board and relevant board committees. Members of senior management are also available to discuss the Company’s strategy, plans, results and issues with the board committees and the board, and regularly attend such meetings to provide periodic briefings and access. In addition, the audit committee regularly holds separate executive sessions with the lead client service partner of the independent registered public accounting firm, chief financial officer, internal auditor/chief risk officer, chief compliance officer and other members of management as appropriate.
As specific examples of board committee risk oversight activities, the audit committee maintains responsibility for overseeing risks related to the Company’s financial reporting, audit process, internal control over financial reporting and disclosure controls and procedures, cyber security, as well as the Company’s financial position and financial activities. The compensation and management development committee regularly reviews any potential risks

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 23

Governance

associated with the Company’s compensation policies and practices. See “Compensation Risk Assessment” for additional information. In addition, the environmental, health, safety and public policy committee regularly reviews the Company’s operational risks, including those risks associated with process and product safety, public policy and reputational risks. Further, the nominating and corporate governance committee conducts an annual assessment of nominees to our board and is charged with developing and recommending to the board corporate governance principles and policies and board committee structure, leadership and membership, including those related to, affecting, or concerning the board’s and its committees’ risk oversight. Each of the board committees is required to make regular reports of its actions and any recommendations to the board, with respect to risk management, including recommendations to assist the board with its overall risk oversight function.

Additional Governance Features
Stockholder Engagement
The board believes that accountability to stockholders is a mark of good governance and critical to the Company’s success. To that end, the Company maintains dedicated resources to actively engage with stockholders. The Company regularly engages with stockholders on a variety of topics throughout the year to ensure we are addressing their questions and concerns, to seek input and to provide perspective on Company policies and practices. Topics include corporate strategy, cash deployment, compensation plan design and practices and governance.
Since the beginning of 2015 we met with stockholders holding more than 70% of our Common Stock, through in-person meetings and telephone calls. In addition, we attended 14 investor conferences and nine non-transaction roadshows. In November 2015, we held an investor day with more than 140 participants.
In addition to this direct engagement, the Company has instituted a number of complementary mechanisms that allow stockholders to effectively communicate a point of view with the board, including:

•	the ability to attend and voice opinions at the annual meeting of stockholders (see page 83);

•	a dedicated annual meeting page on our company website (see page 85);

•	a majority vote standard (see page 17);

•	the annual advisory vote to approve executive compensation (see page 34);

•	the commitment to thoughtfully consider stockholder proposals submitted to the Company (see page 86); and

•	the ability to direct communications to individual directors or the entire board (see page 86).
See page 38 for additional information about engagement with stockholders regarding executive compensation.
Political Engagement Policy
The Company believes in responsible corporate governance and participates in the political process to engage in political discourse and support the needs of our business and our 7,000 employees.  The Company seeks to responsibly use our resources to advance public policy that is consistent with the Company’s values and the sustainability of our business.  The Company does not provide any direct political contributions.  The Company does, however, sponsor a voluntary, nonpartisan political action committee called the Celanese Political Action Committee (“CELPAC”). CELPAC supports candidates for federal, state and local office in the U.S. that advocate and pursue government policies that promote the Company’s interests. CELPAC allows eligible employees to pool their personal funds on a voluntary basis with other employees to help elect candidates who appreciate and understand the issues important to Company. Participation in CELPAC is entirely voluntary.  At least annually, Celanese posts to its website,

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 24

Governance

www.celanese.com (under “Company Info”; “Political Engagement Policy”), all political contributions made during the prior calendar year, including CELPAC’s contributions.
Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies
The Company’s hedging policy prohibits directors, executive officers and other employees from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of Common Stock, including prepaid variable forward contracts, equity swaps, collars and exchange funds. Directors and executive officers are also prohibited from engaging in short sales related to Common Stock. The Company’s pledging policy prohibits directors and executive officers from pledging Common Stock, including holding Common Stock in a margin account. In addition, directors and the Company’s executive officers are required to obtain pre-approval from the Company’s Deputy General Counsel before pledging shares of Common Stock. Such approval will only be granted if the individual can clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities.
Code of Conduct
The Company has adopted a code of business conduct applicable to directors, executive officers and all other employees. Our employees, suppliers and customers can ask questions about our Code and other ethics and compliance issues, or report potential violations, through Navex, a global Internet and telephone information and reporting services company. The code of conduct is available on our website, www.celanese.com, by clicking on ”Investor Relations”, then ”Corporate Governance” and then “Business Conduct Policy”. In the event the Company amends or waives any of the provisions of the code of conduct applicable to our principal executive officer, principal financial officer or controller that relates to any element of the definition of ”code of ethics” enumerated in Item 406(b) of Regulation S-K under the 1934 Act, the Company intends to disclose these actions on the Company’s website.
Director Compensation
Director Compensation in 2015
The Company uses both cash and equity-based compensation to attract and retain qualified directors to serve on our board of directors. In setting the compensation levels, the nominating and corporate governance committee considers the extent of time and the expertise required to serve on our board as well as the board’s independent compensation consultant’s recommendations. Each non-management director is entitled to an annual cash retainer of $100,000, which is paid in quarterly installments, and an annual equity retainer of $120,000 in time-based restricted stock units (“RSUs”) that vest in one year. In addition, the chair of the nominating and corporate governance committee and the environmental, health, safety and public policy committee receive an annual fee of $10,000, and the chair of the audit committee and the compensation and management development committee receive an annual fee of $20,000. The lead independent director also receives an annual fee of $25,000.
Non-management directors are entitled to participate in the Company’s 2008 Deferred Compensation Plan, which is an unfunded, nonqualified deferred compensation plan that allows directors the opportunity to defer all or a portion of their cash compensation and RSUs in exchange for a future payment amount equal to their deferments plus or minus certain amounts (including dividend equivalents) based on the market performance of specified measurement funds selected by the participant.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 25

Governance

2015 Director Compensation Table
The table below is a summary of compensation earned and RSUs granted by the Company to non-management directors for the fiscal year ended December 31, 2015.

Name(1) (a)	Fees Earned or Paid in Cash ($)(2) (b)	Stock Awards ($)(3) (c)	Option Awards($)(4) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (f)	All Other Compensation ($)(6) (g)	Total ($) (h)
James E. Barlett	100,000	119,935	—	—	—	—	219,935
Jean S. Blackwell	100,000	119,935	—	—	—	—	219,935
Edward G. Galante	100,000	119,935	—	—	—	—	219,935
Kathryn M. Hill	44,565	99,944	—	—	—	—	144,509
David F. Hoffmeister	135,000	119,935	—	—	—	—	254,935
Jay V. Ihlenfeld	106,868	119,935	—	—	—	—	226,803
Martin G. McGuinn	37,582	—	—	—	—	—	37,582
Daniel S. Sanders	34,451	—	—	—	—	—	34,451
Farah M. Walters	120,000	119,935	—	—	—	—	239,935
John K. Wulff	113,736	119,935	—	—	—	—	233,671

(1)
Messrs. McGuinn and Sanders retired during 2015. Therefore, the information above reflects their service on the board through April 23, 2015. Ms. Hill joined the board in July 2015 and received a prorated annual retainer and equity award in 2015. Mr. Brown joined the Board in 2016 and did not receive any compensation during 2015. Mr. Rohr is not included in this table because he was an employee of the Company during 2015 and received no compensation for his services as a director.

(2)	Includes amounts earned for the annual retainer and committee chair and lead independent director fees for the respective directors, as applicable.

(3)
Represents the grant date fair value of 1,848 RSUs granted to each non-management director (1,531 RSUs for Ms. Hill, which included a prorated amount of RSUs for her time served from July 2015 to April 2016) in April 2015 under the Company’s 2009 Global Incentive Plan, most recently approved by stockholders in 2012, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. For a discussion of the method and assumptions used to calculate such expense, see Notes 2 and 20 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. As of December 31, 2015, each non-employee director owned 1,848 RSUs, except Ms. Hill, who held 1,531 RSUs.

(4)
The Company has not granted stock options to directors since 2007. As of December 31, 2015, the following persons serving as a non-management director held the following number of stock options: David F. Hoffmeister, 25,000, all of which are vested; and Farah M. Walters, 25,000, all which are vested. No other persons serving as a non-management director holds stock options.

(5)
Deferrals by directors under the 2008 Deferred Compensation Plan, including deferrals of RSUs, do not receive above-market earnings and therefore no amount with respect to those deferrals is included in the Table.

(6)
Directors are reimbursed for expenses incurred in attending board, committee and stockholder meetings. Directors are also reimbursed for reasonable expenses associated with other business activities that benefit the Company, including participation in director education programs. We generally do not provide perquisites to our directors. Occasionally, a director’s spouse may accompany him or her on Company business at our request. For example, spouses are invited to some of the board dinners we hold during the year in connection with board meetings. This policy involves a de minimus or no

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 26

Governance

incremental cost to us, and we believe it serves a legitimate business purpose. The board eliminated tax gross-ups on any director perquisites. No director received perquisites at or exceeding a total value of $10,000 in 2015.
Director Stock Ownership Guidelines
The board of directors considers Common Stock ownership by directors to be of utmost importance. The board believes such ownership enhances the commitment of directors to our future and aligns their interests with those of our other stockholders. The board has therefore established minimum stock ownership guidelines for non-employee directors that require each director to own Common Stock having a value of at least five times his or her base annual cash retainer of $100,000. Each newly elected director has five years from the year elected to reach this ownership level. As of the record date, February 22, 2016, all of our then current independent directors had attained the minimum stock ownership levels based on holdings, except for Mr. Galante, Ms. Blackwell, Ms. Hill and Mr. Brown, who joined the board in 2013, 2014, 2015 and 2016, respectively, who are on-track for compliance and are not required to meet the minimum stock ownership guidelines until 2018, 2019, 2020 and 2021, respectively.

Director Independence and Related Person Transactions
Director Independence
The listing standards of the NYSE require companies listed on the NYSE to have a majority of “independent” directors. As noted below, all of our directors, other than our Chairman, are independent.
The board of directors has adopted standards of independence for directors that are set forth in Exhibit A to the Company’s Corporate Governance Guidelines. The Company reviews and determines the independence of each of the directors in accordance with these standards. The full text of the Corporate Governance Guidelines is available on our website, www.celanese.com, by clicking “Investor Relations”, then “Corporate Governance”. These standards incorporate all of the requirements for director independence contained in the NYSE listing standards. The NYSE listing standards generally provide that a director is independent if the board affirmatively determines that the director has no material relationship with the Company directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. In addition, a director is not independent if (1) the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company; (2) the director or a member of the director’s immediate family has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company other than for service as a director and committee member, and pension or other forms of deferred compensation for prior service to the Company; (3) (a) the director is a current partner or employee of the Company’s independent registered public accounting firm, (b) the director has an immediate family member who is a current partner of such firm, (c) the director has an immediate family member who is a current employee of the Company’s independent auditor and who personally works on the Company’s audit, or (d) the director or an immediate family member was within the last three years a partner or employee of the Company’s independent registered public accounting firm and personally worked on the Company’s audit within that time; (4) the director or a member of the director’s immediate family is, or has been within the last three years, employed as an executive officer of another company where an executive officer of the Company serves or served on that company’s compensation committee; or (5) the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three years, exceeds the greater of $1,000,000, or two percent of such other company’s consolidated gross revenues.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 27

Governance

Each director discloses, and the board considers, transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries. The Company in the normal course of business has been a party to transactions with other entities (or their subsidiaries) where certain of our directors are themselves either directors or officers. The board was made aware of these transactions and the amounts involved and none of them were deemed to be material or were considered to impact a director’s independence.
The board, based on the recommendation of the nominating and corporate governance committee, affirmatively determined that nine of our current directors, Messrs. Barlett, Brown, Galante, Hoffmeister, Ihlenfeld and Wulff, and Ms. Blackwell, Ms. Hill and Ms. Walters, are independent of the Company and its management under the NYSE listing standards and the Company’s director independence standards. Mr. Rohr, our Chairman and CEO, is the only current director who is not independent.
In addition, in compliance with the NYSE listing standards, we have an audit committee, a compensation and management development committee and a nominating and corporate governance committee that are each entirely composed of independent directors. Each of these committees have written charters addressing the respective committee’s purpose and responsibilities and the annual evaluation of the performance of these committees.
Certain Relationships and Related Person Transactions
The board of directors of the Company has adopted a written policy that all “interested transactions” with “related parties” are subject to approval or ratification in accordance with the procedures set forth in the Company’s Related Party Transaction Policies and Procedures (the “Related Party Transaction Policy”). For purposes of SEC rules and such policy, an interested transaction is a transaction or relationship in which the aggregate amount involved exceeds or may reasonably be expected to exceed $120,000 since the beginning of the Company’s last fiscal year, and the Company or any of its subsidiaries is a participant and any related party will have a direct or indirect material interest. A related party is any person who is or was during the last fiscal year an executive officer, director or nominee for election as a director; a greater than 5 percent beneficial owner of Common Stock; or an immediate family member of any of these persons.
The audit committee reviews the material facts of all interested transactions that require the audit committee’s approval and either approves or disapproves of the entry into the interested transaction. In determining whether to approve or ratify an interested transaction, the audit committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
In addition, the audit committee has delegated to the chairman of the audit committee the authority to pre-approve or ratify (as applicable) any interested transaction with a related party in which the aggregate amount involved is expected to be less than $2,000,000. In connection with regularly scheduled meetings of the audit committee, the Company provides the audit committee for its review a summary of each new interested transaction that was pre-approved by the chairman of the audit committee. No director may participate in any discussion or approval of an interested transaction for which he or she is a related party, except that the director is to provide all material information concerning the interested transaction to the audit committee.
No interested transactions were approved or ratified or, to our knowledge, required to be approved or ratified, during 2015.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 28

Stock Ownership Information

STOCK OWNERSHIP
Principal Stockholders and Beneficial Owners
The following table sets forth information with respect to the beneficial ownership of Common Stock as of February 22, 2016, by (i) each person known to the Company to beneficially own more than 5% of our Common Stock; (ii) each of the Company’s present directors, including those nominated for election at the Annual Meeting; (iii) the named executive officers serving during the last fiscal year; and (iv) all present directors and executive officers of the Company as a group.
The percentage of beneficial ownership set forth below is calculated in accordance with SEC Rule 13d-3 and is based on the number of shares of Common Stock of the Company outstanding as of February 22, 2016, which was 147,408,466.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 29

Stock Ownership Information

	Amount and Nature of Beneficial Ownership of Common Stock
	Common Stock Beneficially Owned(1)		Rights to Acquire Shares of Common Stock(2)	Total Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Name
T. Rowe Price Associates, Inc.(3)	15,263,447		—	15,263,447	10.4
Capital Research Global Investors(4)	14,132,240		—	14,132,240	9.6
Dodge & Cox(5)	13,291,279		—	13,291,279	9.0
The Vanguard Group, Inc.(6)	10,366,444		—	10,366,444	7.0
Directors(7)(8)
James E. Barlett	53,149		1,848	54,997	*
Jean S. Blackwell	1,000		1,848	2,848	*
William M. Brown	—		596	596	*
Edward G. Galante	3,697		1,848	5,545	*
Kathryn M. Hill	—		1,531	1,531	*
David F. Hoffmeister	19,929		26,848	46,777	*
Jay V. Ihlenfeld	4,257		1,848	6,105	*
Farah M. Walters	22,969		26,848	49,817	*
John K. Wulff	27,509		1,848	29,357	*
Named Executive Officers(7)
Christopher W. Jensen	26,191	(9)	—	26,191	*
Lori A. Johnston	55,807		57,085	112,892	*
Gjon N. Nivica, Jr.	46,699		3,651	50,350	*
Patrick D. Quarles	—		—	—	—
Mark C. Rohr(8)	269,854		47,524	317,378	*
Scott M. Sutton	14,891	(9)	—	14,891	*
All present directors, nominees and executive officers as a group (15 persons)(10)	545,952	(9)	173,323	719,275	*

*	Less than 1% of shares.

(1)
Includes shares for which the named person or entity has sole and/or shared voting and/or investment power and restricted stock awards subject to vesting conditions. Does not include shares that may be acquired through exercise of options or vesting of restricted stock units or other rights to acquire shares. To our knowledge, none of the Common Stock listed as beneficially owned by the current directors or executive officers are subject to hedges or have been pledged.

(2)
Reflects rights to acquire shares of Common Stock within 60 days of February 22, 2016, and includes, as applicable, shares of Common Stock issuable upon (i) the exercise of options, granted under the 2004 stock incentive plan and the 2009 GIP, that have vested or will vest within 60 days of February 22, 2016, and (ii) the vesting of restricted stock units granted under the 2009 GIP within 60 days of February 22, 2016. Does not include (i) units in stock denominated deferred compensation plan with investments settled in shares of Common Stock as follows: Ms. Blackwell – 2,599 equivalent shares, Mr. Galante – 2,079 equivalent shares, Mr. Ihlenfeld – 2,079 equivalent shares, Ms. Walters – 7,930 equivalent shares, and Mr. Wulff – 16,862 equivalent shares, and (ii) the portion of long-term incentive plan PRSU or RSU awards that previously vested but remain

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 30

Stock Ownership Information

subject to a 7-year hold requirement as follows: Mr. Jensen – 4,680 equivalent shares, and Mr. Nivica – 9,590 equivalent shares.

(3)
On February 11, 2016, T. Rowe Price Associates, Inc. (“Price Associates”) filed an Amendment No. 4 to Schedule 13G with the SEC reporting beneficial ownership of 15,263,447 shares of Common Stock as of December 31, 2015, with sole voting power over 6,199,364 shares and sole dispositive power over 15,215,647 shares. As disclosed by Price Associates, these securities are owned by various individual and institutional investors for which Price Associates serves as an investment advisor with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be the beneficial owner of such securities. The address of Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.

(4)
On February 16, 2016, Capital Research Global Investors (“Capital Research”) filed an Amendment No. 6 to Schedule 13G with the SEC reporting beneficial ownership of 14,132,240 shares of Common Stock as of December 31, 2015 with sole voting power and sole dispositive power over such shares. The address of Capital Research is 333 South Hope Street, Los Angeles, CA 90071.

(5)
On February 12, 2016, Dodge & Cox filed an Amendment No. 5 to Schedule 13G with the SEC reporting beneficial ownership of 13,291,279 shares of Common Stock as of December 31, 2015, with sole voting power over 12,466,729 shares and sole dispositive power over 13,291,279 shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.

(6)
On February 10, 2016, The Vanguard Group, Inc. (“Vanguard Group”) filed Amendment No. 2 to Schedule 13G with the SEC reporting beneficial ownership of 10,366,444 shares of Common Stock as of December 31, 2015, with sole voting power over 144,009 shares, sole dispositive power over 10,203,026 shares and shared dispositive power over 163,418 shares. Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., wholly-owned subsidiaries of Vanguard Group, are the beneficial owners of 98,118 shares and 111,191 shares, respectively, and direct the voting of these shares. The address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(7)	Listed alphabetically. Except as set forth in the footnotes below, each person has sole investment and voting power with respect to the Common Stock beneficially owned by such person.

(8)	Mr. Rohr also serves as a director and his ownership information is set forth under “Named Executive Officers”.

(9)
Includes beneficial ownership of Common Stock by Mr. Jensen of 1,031 and by Mr. Sutton of 5 equivalent shares in the Celanese Stock Fund under the CARSP as of February 22, 2016. The individual has the ability to direct the voting of the Company’s Common Stock underlying these equivalent shares and the ability to change their investment options at any time.

(10)	Does not include 478,097 PRSUs (at target) held by our current executive officers as of February 22, 2016 subject to future performance and vesting conditions.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 31

Stock Ownership Information

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers (as defined) and persons who own more than ten percent of our Common Stock, to file with the SEC reports of their ownership and changes in their ownership of Common Stock. Directors, officers and greater than ten percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations from our directors and officers that all reportable transactions were reported, the Company believes, to the best of its knowledge, that for the year ended December 31, 2015, all filing requirements applicable to its directors, officers and greater than ten-percent stockholders were complied with.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 32

Executive Compensation

EXECUTIVE COMPENSATION

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 33

Executive Compensation

ITEM 2: Advisory Approval of Executive Compensation
The Company’s compensation program for our named executive officers was designed by our compensation and management development committee to meet our compensation philosophy and objectives. The principles of the program have contributed to our strong performance and rewarded executives appropriately. See “Compensation Discussion and Analysis – Executive Summary” for a summary of our compensation philosophy, 2015 performance, pay decisions and additional compensation information.

We are presenting this “say-on-pay” proposal, which gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation program through an advisory vote on the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure, contained in this Proxy Statement.”

The board of directors recommends that stockholders endorse the compensation program for our named executive officers by voting FOR the above resolution. We believe that executive compensation for 2015 was reasonable and appropriate, and justified by our performance. Our compensation program is the result of a carefully considered approach and takes into account advice received from the compensation and management development committee’s independent compensation consultant.
Advisory Vote
This vote is mandated by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations. As an advisory vote, this proposal is not binding upon the Company. In addition, the non-binding advisory vote described in this proposal will not be construed as overruling any decision by the Company, the board of directors, or the compensation and management development committee relating to the compensation of the named executive officers, or creating or changing any fiduciary duties or other duties on the part of the board of directors, or any committee of the board of directors, or the Company.
Vote Required
The voting on this proposal is advisory. Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote. In 2011, our stockholders voted to have this advisory vote each year. In 2017, we will have another vote to determine the frequency of this advisory vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 34

Executive Compensation

Compensation Discussion and Analysis
Our Compensation Discussion and Analysis (“CD&A”) describes the objectives and elements of our executive compensation program, its alignment with performance, the 2015 compensation decisions regarding our named executive officers and other actions of the compensation and management development committee.
Executive Summary
Overview
Our compensation program for named executive officers is intended to

•	support the execution of our business strategy and long-term financial objectives;

•	attract, incentivize and retain a talented team of executives who will provide leadership for our success in dynamic, competitive markets and products, using balanced performance metrics;

•	align performance with the creation of long-term stockholder value and returns; and

•	reward executives for contributions at a level reflecting the Company’s performance as well as their individual performance.
Our compensation and management development committee has designed our executive compensation program based on principles that reflect these objectives. These principles have contributed to our strong performance and rewarded executives appropriately.
In 2015, we updated our strategic plan to enhance the overall growth of the Company. This strategic plan builds upon the Company’s complementary Acetyl Chain and Materials Solutions cores, our low-cost, global network and distinct value creation models, coupled with our commitment to social responsibility, safety and environmental stewardship. The Acetyl Chain’s fully-integrated, global production model allows us to leverage our technology advantage and global network to adapt to changing demand trends by product and geography and, with our operational excellence and productivity culture, to maximize efficiency and earnings across the chain. The Materials Solutions core is focused on building an opportunity pipeline for our broad, increasing array of engineered materials through customer-oriented solutions. We are also more actively managing our affiliates. Our long-term objectives are to deliver annualized earnings and cash flow growth such that we consistently rank among the top tier chemical companies. We believe achieving these objectives will significantly increase stockholder value.
Named Executive Officers
Our named executive officers for 2015 (“named executive officers” or “NEOs”) are:

Named Executive Officer	Title (as of last day of fiscal 2015)
Mark C. Rohr	Chairman and Chief Executive Officer
Christopher W. Jensen	Senior Vice President, Finance and Chief Financial Officer
Patrick D. Quarles	Executive Vice President and President, Acetyl Chain and Integrated Supply Chain
Scott M. Sutton	Executive Vice President and President, Materials Solutions
Lori A. Johnston	Senior Vice President, Human Resources
Gjon N. Nivica, Jr.*	Senior Vice President & General Counsel
* Note: Under SEC rules, we are required to provide compensation information on our CEO, CFO and our next three highest paid executive officers, who are listed in the table above. We have elected to also provide compensation information for Mr. Nivica because he is also a member of our executive leadership team and we believe that such additional compensation information may benefit our stockholders.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 35

Executive Compensation

2015 Performance Highlights

## Adjusted Earnings Per Share

$4.07
$4.50
$5.67
$6.02
2012
2013
2014
2015

(See Note 3)

## Total Stockholder Return

72.9%
58.0%
14.3%
1-, 3- and 5-Year (see Note 4)

## Free Cash Flow

$361
$392
$548
$556
2012
2013
2014
2015

($ in Millions)(see Note 5)

As described more fully below, 2015 was a year with anticipated and significant unanticipated headwinds. As a result, net sales were down 16.6%. We worked hard on productivity and preserving margin and volume with adjusted earnings per share up 6.2%. Returns of cash to stockholders in the form of dividends and share repurchases increased 50.8% in 2015. Our one-year total stockholder return was 14.3%, compared to approximately 1% for the S&P 500.

We believe the performance goals that drive our compensation program for the named executive officers were instrumental in helping us achieve strong financial performance in 2015 despite the Euro exchange rate changes, the Renminbi devaluation, the continued acetate tow destocking, the significant China slowdown and slower growth in the remainder of Asia, headwinds relating to an expiring methanol supply contract and the completion of a new methanol plant, and a difficult pricing environment with falling raw materials costs.

•	Our net sales were $5.7 billion in 2015, down 16.6% from 2014.

•	We generated Adjusted EBIT(1) of $1.2 billion in 2015, the second highest level since 2008, although down 2.5% from 2014.(2)

•	Adjusted earnings per share(3) was $6.02, the highest level since 2008 and an increase of 6.2% over 2014.

•	Diluted net earnings per share was $2.01 in 2015, down 50.2% over 2014, primarily due to equipment impairments and a supplier contract termination.

______________________________

(1)
Adjusted EBIT is a non-GAAP financial measure (“Adjusted EBIT”) that we define as net earnings (loss) attributable to Celanese Corporation, plus loss (earnings) from discontinued operations, less interest income and taxes, and further adjusted for certain items attributable to Celanese Corporation. See “Exhibit A” to this Proxy Statement for additional information concerning this measure and a reconciliation of this measure to net earnings, the most comparable U.S. GAAP financial measure.

(2)
We reference back to 2008 with respect to various performance measures since that is the earliest date for which we adjusted financial information for our 2013 change in accounting for pension and other post-retirement obligations.

(3)
Adjusted earnings per share is a non-GAAP financial measure that we define as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, certain items, refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. See “Exhibit A” to this Proxy Statement for additional information concerning this measure and a reconciliation of this measure to diluted earnings per share, the most comparable U.S. GAAP financial measure.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 36

Executive Compensation

•	Cumulative total stockholder return(4) over the prior one-, three- and five-year periods was 14.3%, 58.0% and 72.9%, respectively.

•
Our free cash flow(5) was $556 million up 1.5% from 2014, which included the impact in 2015 of a contract termination payment of $177 million. Excluding that payment, free cash flow was $733 million, up 33.8% from the prior year.

•	During 2015, we returned a record $594 million to stockholders:

◦
We increased our quarterly cash dividend per share 20%, paying an aggregate of $174 million in dividends. We have paid cash dividends for 43 consecutive quarters and the compound average rate of increase in the dividend per share has been approximately 20% annually since 2009.

◦	We repurchased $420 million of our Common Stock under our previously announced stock repurchase program.

◦	We have returned $2.3 billion to stockholders since 2007 in the form of dividends and share repurchases.

______________________________

(4)	Cumulative stock price appreciation plus dividends, with dividends reinvested.

(5)
Free cash flow is a non-GAAP financial measure that we define as cash flow from operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from our partner in our Texas methanol joint venture. See “Exhibit A” to this Proxy Statement for additional information concerning this measure and a reconciliation of this measure to cash flow from operations, the most comparable U.S. GAAP financial measure.

Rigorous Performance Goals for 2015
In February 2015, we established our 2015 annual incentive plan, which uses adjusted earnings per share (instead of Adjusted EBIT) as the primary financial performance measure, as well as working capital and three stewardship performance measures. Also in 2015, we awarded performance-based restricted stock units (“PRSUs”) to each of our named executive officers under our 2015 long-term incentive plan (“2015 LTIP”). The PRSUs become earned based primarily on our achievement of Adjusted EBIT growth goals for 2015 and 2016, and require continued service with the Company through January 2018.
When the compensation and management development committee set the performance hurdles for the 2015 annual incentive plan and the 2015 LTIP, they considered the headwinds facing the Company as a result of

•	the expiration in 2015 of a favorable methanol supply contract;

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 37

Executive Compensation

•	the financial risks associated with completing construction of a methanol plant owned by a joint venture with the Company;

•	the potential impact of changes in the Euro:Dollar exchange rate;

•	increases in pension costs relating to increased PBGC premiums;

•	expiring beneficial U.S. and foreign tax provisions; and

•	global growth estimates.
The compensation and management development committee acknowledged that these Company actions, while adding to the uncertainty of 2015 outcomes, were essential to our long-term strategy. As a result of both these Company-specific challenges and the overall economic and currency market environment, the compensation and management development committee set the target adjusted earnings per share hurdle for the Company under our 2015 annual incentive plan at the same level as the prior year earnings (zero growth). In order to ensure that a materially above-target award would only be paid in the event of meaningful Adjusted EPS growth, the compensation and management development committee required that a very strong Adjusted EPS growth (15% over 2014 actual) be achieved in order to earn the superior award level, with linear interpolation applied for results between target and superior payout levels. The working capital as a percentage of net sales level required to achieve a target level of performance was made more difficult, moving from 17% in 2014 to 16.6% for 2015. The stewardship metrics were also made more difficult to achieve with the injury level for target performance for employee injuries being reduced 15%, and the level of performance for occupational safety and process safety being each reduced by 40% over the prior two-year average. Also, for the reasons similar to those mentioned above, the compensation and management development committee set the target adjusted EBIT target for the 2015 LTIP (a combined level of Adjusted EBIT for 2015 and 2016) at a level that reflects growth over the prior year.
2015 Payouts Aligned to Performance
Under our 2015 annual incentive plan, our adjusted earnings per share exceeded target performance, our working capital as a percentage of net sales exceeded target performance, and our aggregate stewardship performance was also above target levels. While actual share repurchases exceeded our assumptions at the start of the year, they had a minimal impact on EPS results compared to target because they occurred later in the year as opposed to occurring ratably throughout 2015. In determining the performance score for the Adjusted EPS component of the 2015 annual incentive plan, the compensation and management development committee used their discretion to adjust the payout for that performance measure (and the resulting award) downward to reflect this small difference. Based on such performance, the compensation and management development committee approved a higher than target payout under our 2015 annual incentive plan and established individual performance modifiers for the named executive officers as described more fully below. Also, the performance of the 2014 LTIP (PRSUs granted in 2014) was determined to be superior, based on actual 2014-2015 Adjusted EBIT against goals, which will pay out 50% of the earned award in each of Q1 2016 and 2017. This award is described more fully below.
Our Response to the 2015 Advisory Vote and Stockholder Feedback
In 2015, stockholders continued their strong support of our executive compensation programs with 94% of the votes cast for approval of the “say-on-pay” proposal at the 2015 Annual Meeting of Stockholders. Nevertheless, consistent with its strong interest in stockholder engagement, communication and transparency, the compensation and management development committee has continued to examine our executive compensation program to assure alignment between the interests of our senior executives and stockholders, and will consider the outcome of the vote when making future compensation decisions for executive officers.
During 2015, we conducted a number of workshops with the board, the compensation and management development committee and the independent compensation consultant concerning the design of our incentive compensation plans, in part in response to comments from stockholders. Based on this review, we made a number of changes to our incentive compensation plan design as a result of the workshops.

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Executive Compensation

Beyond consideration of the annual “say-on-pay” vote, the Company regularly engages with stockholders to better understand their perspectives. Since the beginning of 2015, we held multiple discussions with stockholders collectively owning more than 70% of our shares on topics such as corporate strategy, cash deployment, executive compensation and governance matters. These discussions provided valuable insights into our stockholders’ views on executive compensation programs and corporate governance practices. We believe it is important that we actively sought feedback from our investors, listened to their concerns, and made appropriate changes to our compensation plans. See additional information about stockholder engagement on page 24.

What we heard	Our response and changes we made	When effective
Annual incentive plan
Substantial overlap in the performance measures for our annual incentive bonus plan and long-term incentive plan (use of Adjusted EBIT as the primary financial measure).
Although our 2013 and 2014 incentive compensation plans used a single performance measure, the 2015 annual incentive plan uses adjusted earnings per share and working capital as financial performance measures while the 2015 long-term incentive plan continues to use Adjusted EBIT, with the effect that for 2015 our two incentive compensation plans no longer utilized the same performance measure.
Annual and long-term incentive awards for 2015
	In 2016, our annual incentive bonus plan will use Adjusted EBIT and working capital, again with no overlap in performance measures between our annual and long-term incentive plans.	Annual incentive awards for 2016
Long-term incentive plan
Long-term incentive plan has a two-year performance period.	The performance-based restricted stock unit award under our 2016 long-term incentive plan has a three-year performance period.	Long-term incentive awards for 2016
Long-term incentive plan does not include a return performance measure.
The performance-based restricted stock unit award for 2016 is earned based on adjusted earnings per share (an earnings measure) and return on capital employed (a return measure). In addition, the payout on the earnings measure will be limited if the Company’s three-year relative total stockholder return is in the bottom quartile of the S&P 500 Index.
Long-term incentive awards for 2016
Long-term incentive award utilizes a performance “re-testing” feature (i.e., failing to obtain a payout in the primary performance measure, a threshold payout can be earned if a different performance measure is satisfied).

The 2016 long-term incentive award will continue to be 100% comprised of performance stock units with a 200% maximum potential payout to continue to encourage the long-term alignment of Company’s financial performance with stockholder interests; however, the award will not include a “retesting” feature.
2016 and thereafter
Other
Legacy change in control agreements with tax gross-ups.	During 2015, we revised our remaining legacy change in control agreement to eliminate the tax gross-up provision.	2015 and thereafter
Individual performance modifier awarded to our CEO or the reasons for the modifier chosen were not disclosed.
Below, we have set forth the individual performance modifier for the CEO for 2015 and the reasons for the CEO’s modifier. See “Compensation Decisions – Salary and Incentive Compensation – Annual Incentive Plan Awards”.
2015 and annually thereafter

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Executive Compensation

In February 2016, as described above, the compensation and management development committee established our 2016 annual incentive plan, which uses Adjusted EBIT (instead of adjusted earnings per share for 2015) and working capital as a percentage of net sales as the primary financial performance measures. Also in February 2016, as described above, the compensation and management development committee awarded PRSUs to each of our named executive officers under our 2016 long-term incentive plan, using the new award design. The PRSUs generally require continued service with the Company through February 2019. The PRSUs settle in shares of Common Stock to the extent vested and, accordingly, further our goal to align the interests of our named executive officers with the long-term interests of our stockholders. The following table describes the changes made to the design of our performance-based equity awards by the compensation and management development committee from 2015 to 2016.

Changes in Terms of Performance-Based Equity Awards
Feature	2015	2016
Form of award	Performance-vesting restricted stock unit	Performance-vesting restricted stock unit
Performance period	Two years	Three years(1)
Performance measure(s)	Adjusted EBIT (earnings measure)	Adjusted EPS (70%) (earnings measure) and ROCE(2) (30%) (return measure)
Maximum payout	200% x target	200% x target
Performance limits based on Company stock performance	N/A	The payout on the Adjusted EPS component is limited if the Company’s relative total stockholder return is in the bottom quartile of the S&P 500 index companies
Retest feature	Yes	No

(1)
Moving the performance period for the PRSUs from two years to three years beginning in 2016 creates a one-year gap in pay opportunity for the named executive officers.  In order to fill this gap, and consistent with our program objectives of encouraging retention of key leaders and alignment with long-term stockholder interests, the compensation and management development committee approved for 2016 an additional, one-time grant of time-based restricted stock units vesting at the end of three years following the grant date to each of the NEOs except the CEO.

(2)
Return on capital employed (ROCE) is defined as adjusted EBIT divided by capital employed, which is the beginning and end-of-year average of the sum of property, plant and equipment, net; trade working capital (calculated as trade receivables, net plus inventories less trade payables - third party and affiliates); goodwill; intangible assets, and investments in affiliates, adjusted to eliminate noncontrolling interests.

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Executive Compensation

We Follow Compensation Governance Best Practices
The compensation and management development committee and management periodically review the compensation and benefit programs for our named executive officers and other employees to align them with our philosophy and objectives. Accordingly, the Company has adopted a number of practices over the last several years that affect our executive compensation program:

What We Do

ü	Conduct an annual ”say-on-pay” advisory vote for stockholders
ü	Provide a significant proportion of NEO compensation in the form of performance-based compensation
ü	Pay for performance, including using 100% performance stock units for the annual equity grant to align interests with stockholders
ü	Use appropriate comparator group when establishing compensation
ü	Balance short- and long-term incentives, aligning long-term incentives with stockholder returns
ü	Include caps on individual payouts in incentive plans
ü	Include a clawback policy in our long-term incentive plans
ü	Set significant stock ownership guidelines for NEOs and directors
ü	Use double-trigger vesting for change in control in our long-term equity awards (i.e., participant must have been terminated after the event to receive benefits)
ü	Condition grants of long-term incentive awards on execution of a non-solicitation / noncompetition agreement
ü	Mitigate undue risk taking in compensation programs
ü	Retain an independent external compensation consultant
ü	Constitute our compensation and management development committee entirely of outside, independent directors

What We Don’t Do

X	No hedging in, pledging of or short-selling of our Common Stock; no purchases of our Common Stock on margin
X	No change in control excise tax ”gross-up” agreements
X	No excessive perquisites
X	No tax ”gross-ups” for perquisites, except relocation benefits (for all employees)
X	No employment agreements
X	No stock option repricing, reloads or exchange without stockholder approval
X	No dividend equivalents on unvested equity awards
In addition to maintaining good corporate governance, we have designed our annual incentive plan and long-term incentive plans to be aligned with best practices that mitigate against excessive risk. See “Compensation Risk Assessment”.

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Executive Compensation

Compensation Philosophy and Elements of Pay
Compensation Philosophy
Our focus as a company is to deliver continued earnings growth and superior value creation for our stockholders. To that end, we have adopted a pay-for-performance compensation program that is designed to reward executives for superior company and individual performance through awards of annual and long-term incentives. At the same time, these programs are intended to be sufficiently competitive with our compensation peer companies so as to also attract and retain highly qualified personnel. We believe that our current compensation program is both attractive to our executives and aligned with the best interests of our stockholders.
Our compensation program for named executive officers is intended to (1) support the execution of our business strategy and long-term financial objectives, (2) attract, incentivize and retain a talented team of executives who will provide leadership for our success in a dynamic environment, with competitive markets and products, (3) align performance with the creation of long-term stockholder value and returns, and (4) reward executives for contributions at a level reflecting our performance as well as their individual performance. Our compensation and management development committee has designed our executive compensation program based on principles that reflect these objectives. These principles have contributed to our strong performance and rewarded executives appropriately.
Compensation Objectives
The objectives of our compensation program are to provide pay that is competitive, performance-based, aligned with the interests of our stockholders, and focused on attracting, rewarding and retaining talent as described below:

•
Competitive – pay should be set at a level for the role that is competitive to our peers with whom we compete for talent, is equitable among our executive officers, and recognizes the knowledge, skills and attributes of our executive officers;

•	Performance-based – pay should reward individual and Company performance when pre-established short- and long-term goals are met or exceeded and provide for consequences when such targets are not met;

•	Aligned with Stockholders – incentive plans should encourage long-term increases in stockholder value; and

•	Focused on Talent – pay should be designed to attract, motivate and retain key executives.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 42

Executive Compensation

Elements of Compensation
The table below summarizes the current elements of our compensation program for named executive officers and how each element supports the Company’s compensation objectives:

Compensation Element	Description		Competitive	Performance- Based	Stockholder Alignment	Talent Focus

Base Salary	•	Fixed level of compensation	ü			ü
	•	Determined within a competitive range established through independent analysis

Annual Performance Bonus Award	•	Performance-based, cash incentive opportunity	ü	ü	ü	ü
2016 plan measures are Adjusted EBIT, working capital as a percentage of net sales, and stewardship metrics (injuries, process safety and environment)

Long-Term Incentive Awards

Performance- based Restricted Stock Units	•	Performance-based, long-term equity incentive plan	ü	ü	ü	ü
2016 plan measures are Adjusted EPS and ROCE(2) over a three-year performance period (2016-2018), with a limit on the Adjusted EPS payout if relative total stockholder return is below a threshold

Stock Options(1)	•	Variable pay based on increases in our stock price over time	ü	ü	ü	ü

Time-based Restricted Stock Units(1)	•	Awards vest over minimum three-year term	ü		ü	ü

Restricted Stock Awards(1)	•	Awards vest over minimum three-year term	ü		ü	ü

Retirement Plans	•	Celanese Americas Retirement Savings Plan	ü			ü
	•	Celanese Americas Supplemental Retirement Savings Plan	ü			ü
	•	Celanese Americas Retirement Pension Plan(3)	ü			ü

Severance Arrangements	•	Executive Severance Benefits Plan	ü			ü
	•	Change in Control Agreement	ü		ü	ü

(1)	Available for grant to new hires and in special circumstances.

(2)
Return on capital employed (ROCE) is defined as adjusted EBIT divided by capital employed, which is the beginning and end-of-year average of the sum of property, plant and equipment, net; trade working capital (calculated as trade receivables, net plus inventories less trade payables - third party and affiliates); goodwill; intangible assets, and investments in affiliates, adjusted to eliminate noncontrolling interests.

(3)	Plan frozen as of December 31, 2013 except for interest accruals. See “2015 Pension Benefits Table”.

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Executive Compensation

Setting Total Compensation

Our compensation-setting process consists of establishing overall target total compensation for each named executive officer and then allocating that compensation among base salary, annual incentive plan awards, and long-term incentive awards. While no specific formula is used to determine the allocation between cash and equity-based compensation, when allocating these compensation elements, we utilize a compensation mix more heavily weighted towards variable and incentive compensation. The compensation and management development committee believes that the CEO’s compensation should be the most heavily weighted towards variable and long-term incentive awards to align his compensation with stockholder interests. Accordingly, 100% of our CEO’s 2015 annual long-term incentive award (which accounted for 70% of his total targeted compensation) was allocated to PRSUs, and 87% of his total targeted compensation was variable.

* Base salary, target annual incentive payment and the grant date fair value of long-term incentive awards.
To establish the appropriate target level of compensation for the CEO and each named executive officer, each compensation element is reviewed by the compensation and management development committee against market data for the role for our compensation comparator group provided by the compensation and management development committee’s independent compensation consultant. The compensation and management development committee’s philosophy is to target each executive officer’s compensation to be generally at the median of, but also competitive with, members of our comparator group for target total annual cash compensation (base salary plus target annual incentive plan award) and target total direct compensation (total annual cash compensation plus the grant value of long-term incentive awards). Since a majority of the total compensation of our executive officers is performance-based and, therefore, “at risk”, actual compensation is determined by Company performance and individual performance against pre-established objectives. To the extent that we exceed our annual performance targets and an executive officer significantly exceeds individual performance objectives, our compensation program is designed to reward such executive officer by paying total compensation greater than the median level of the comparator group. To the extent that we do not achieve our annual performance targets or an executive officer’s individual performance does not meet expectations, our compensation program is designed to reduce the amount of total compensation received by such executive officer.
Setting compensation targets based on comparative market data is intended to ensure that our compensation practices are competitive in terms of attracting, rewarding and retaining executives. In addition, because each executive officer’s target compensation is set by reference to persons with similar duties at companies in our comparator group, the compensation and management development committee does not establish any fixed relationship between the compensation of the CEO and that of any other executive officer. Internal pay equity among the other executive officers is also considered when setting compensation targets. The level of responsibility, scope of role and impact to the organization are all taken into consideration.
Although the compensation and management development committee strives to set executive compensation at levels that are competitive with the comparator companies, it does not rigidly adhere to a particular target in determining executive compensation. Any executive officer’s total compensation may vary from the targets due to various other factors, including exceptionally strong or weak Company performance, or particularly strong or weak individual performance, over the prior year. The compensation and management development committee also takes into account additional individual factors when establishing total executive compensation levels, including an executive’s position within the Company, level of experience, tenure and need for retention.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 44

Executive Compensation

Our Compensation Comparator Group
As noted above, the compensation and management development committee’s independent compensation consultant provided an analysis of compensation data and practices from a select group of peer companies in the chemical industry. The compensation and management development committee, with the assistance of the independent compensation consultant, identified the companies to be included in the comparator group.

How the comparator group was chosen			How we use the comparator group

ü	Comparable size based on revenue	ü	As an input in developing base salary ranges, annual incentive targets and long-term incentive award ranges
ü	Major global operations
ü	Chemical industry participant	ü	To assess competitiveness of total direct compensation
ü	Market capitalization	ü	To benchmark the form and mix of equity
ü	Number of employees	ü	To evaluate share utilization (overhang levels and run rate)
ü	Complexity of business	ü	To benchmark share ownership guidelines
ü	Comparable NEO roles and responsibilities	ü	As an input in designing compensation plans, benefits and perquisites

The compensation and management development committee reviewed our comparator group in 2015 and determined that the comparator group would remain unchanged. The 2015 compensation comparator group was as follows:

Air Products & Chemicals, Inc.	Huntsman Corp.
Albemarle Corporation	Monsanto Company
Ashland Inc.	PPG Industries Inc.
Cytec Industries Inc.*	Praxair Inc.
Eastman Chemical Co.	Rockwood Holdings Inc.*
Ecolab Inc.	RPM International Inc.
FMC Corp.	Valspar Corporation

* Rockwood Holdings Inc. was acquired by Albemarle Corporation on January 12, 2015 and ceased to be used as a member of the comparator group thereafter. Cytec Industries Inc. was acquired by Solvay Group effective December 31, 2015 and will cease to be used as a member of the comparator group thereafter.

2015 Compensation Decisions –
Salary and Incentive Compensation
Base Salary
The compensation and management development committee annually reviews and approves the base salaries for the CEO and each of the other named executive officers. In making a determination of the appropriate level of an executive officer’s base salary, the compensation and management development committee considers a number of factors, including (i) the scope, complexity, and financial or business impact of the executive’s position, (ii) the executive’s level of expertise, experience and individual performance, (iii) how the executive’s base salary compares to that of the Company’s other executives, and (iv) how the executive’s base salary compares to the base salary of similarly-situated executives at companies in our peer group. As a result of these factors, base salaries may actually

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 45

Executive Compensation

be set higher or lower than the median level of similarly-situated executives at companies in our comparator group, when appropriate.
In light of prior year performance and the Company’s 2015 headwinds, the compensation and management development committee determined that none of our named executive officers as of the beginning of the year would receive base pay increases during 2015. Mr. Sutton and Mr. Jensen received a base pay increase during 2015 in connection with their promotions to executive vice president and chief financial officer, respectively, during 2015.
Annual Incentive Plan Awards
Plan Summary
A target annual incentive plan award, expressed as a percentage of annual base salary, is set for each named executive officer based on the market data for his or her position and his or her level within the organization. Target bonus percentages for each named executive officer are shown in the chart below. For 2015, the actual annual incentive plan award that an executive officer could receive ranged from 0% – 300% of his or her target annual incentive plan award based on our achievement of certain business, financial and stewardship performance targets and the achievement by the executive officer of personal objectives established for him or her at the beginning of the year. Each performance measure has a threshold, target and superior level, and failure to achieve threshold performance on any performance measure produces a zero payout for that measure, regardless of the individual results. See page 48 for detail on the performance measures and performance levels. An individual performance modifier for each executive officer (other than the CEO) is recommended to the compensation and management development committee by our CEO after the end of the fiscal year, based on his assessment of the satisfactory completion of the various individual objectives. The formula for determining the actual payout for each executive officer is as follows:
Eligible earnings is defined as the actual amount of base pay that is earned for the year. This amount includes any base salary adjustments that might have been made throughout the year. The annual incentive plan award is paid in March of the year following the performance period.
For 2015, the target annual performance bonus award for each of the named executive officers was as follows:

Named Executive Officer	Target Annual Incentive Plan Bonus (% of Base Salary)
Mark C. Rohr	135%
Christopher W. Jensen	70%
Patrick D. Quarles	80%
Scott M. Sutton	80%
Lori A. Johnston	70%
Gjon N. Nivica, Jr.	70%

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Executive Compensation

Company Goals and Objectives
The 2015 annual incentive plan awards were based on our achievement of incremental levels of Adjusted EPS, a working capital component, and stewardship goals relating to individual and process safety and the environment. Within each of these performance metric areas, there are three incremental performance levels, which are referred to internally as threshold, target and superior. The target level for all metrics is set at amounts that generally reflect our internal, confidential business plan at the time the awards are established, and take into account known headwinds / tailwinds and economic conditions. These goals generally require a high level of performance over the one-year performance period to be achieved. Threshold and superior levels are set as a percentage of target and are designed to provide a smaller award for lower levels of acceptable performance (threshold) as well as to reward exceptional levels of performance (superior).
Performance Assessment
The compensation and management development committee believes that individual performance goals are appropriate instruments for measuring individual contributions to strategic corporate initiatives and therefore the individual performance modifier is a key component to the annual incentive plan decision.
At the beginning of each fiscal year, the CEO and the compensation and management development committee jointly set the annual, individual performance objectives for the CEO. Performance against goals is reviewed throughout the year on a periodic basis. Individual performance objectives for the CEO during 2015 included the following:

•	Achieve Adjusted EPS/EBIT and working capital targets;

•	Complete construction of our joint venture’s methanol plant in Texas;

•	Execute against Strategy 2.0 imperatives; and

•	Continue stewardship performance.
At the end of the fiscal year, the CEO submits to the compensation and management development committee and the full board a performance self-assessment. The performance assessment is based on factors such as achievement of company and individual objectives and contributions to our financial performance. Individual performance of the CEO is used by the compensation and management development committee in consideration of merit increases in base salary and the individual performance modifier on the annual incentive plan.
At the beginning of each fiscal year, each named executive officer (excluding the CEO) jointly sets their annual, individual performance objectives with the CEO, subject to review and approval by the compensation and management development committee. Individual performance objectives for the other named executive officers in 2015 included the achievement of Adjusted EBIT, working capital and stewardship objectives compared to target goals. They also included specific objectives related to execution against critical corporate initiatives and our strategic plan, cost reduction, human resource development and leadership alignment. At the end of the fiscal year, the CEO conducts a final review with each of his direct reports, including each named executive officer, and rates their performance. The CEO then submits to the compensation and management development committee a performance assessment and compensation recommendation for each of the named executive officers. The performance evaluations are based on factors such as achievement of company and individual objectives and contributions to our financial performance. Individual performance of the named executive officers is used by the CEO and the compensation and management development committee in consideration of merit increases in base salary and the individual performance modifier on the annual incentive plan award.
The compensation and management development committee reviews and evaluates the CEO’s self-assessment of performance against objectives and, with input from the full board and the independent compensation consultant, determines in executive session base salary adjustments and the individual performance modifier assigned to the CEO. The compensation and management development committee reviews and approves the base salary adjustments and the individual performance modifiers for the other named executive officers, based in part on

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recommendations by the CEO. The compensation and management development committee’s assessment of each named executive officer’s performance relative to Company and personal objectives was communicated to the executive.
In setting the CEO’s individual performance modifier for 2015 at 100%, the compensation and management development committee considered a number of the CEO’s accomplishments in 2015, including:

•	Implementation of the two core operating models and resulting changes in senior leadership and the operating/ sales organizations;

•	Management of capital spending, while achieving completion of the joint venture’s methanol plant;

•	Reorganization of the technology project pipeline for more efficient and effective evaluation of opportunities; and

•	Establishment of a European operating company.
Based on the compensation and management development committee’s evaluation of company and individual performance, it awarded annual incentive plan awards for 2015 for the CEO and the remaining executive officers, which are shown in the “2015 Summary Compensation Table” below under the “Non-Equity Incentive Compensation” column.
2015 Performance Summary
The threshold, target and superior performance levels, as well as the actual performance levels and corresponding payout percentages, for the performance measures used in the 2015 annual incentive plan, which were approved by the compensation and management development committee, were as follows:

Metric	Weighting	Threshold	Target	Superior	Actual	Payout %
Adjusted Earnings Per Share(1)	65%	(15.0)%	0%	15.0%	6.2%	138%
Working Capital as a % of net sales(2)	20%	17.6%	16.6%	15.6%	15.8%	160%
Stewardship:
Occupational Safety(3)	5%	0.0%	15.0%	30.0%	15.0%	100%
Process Safety(4)	5%	20.0%	40.0%	50.0%	61.0%	200%
Environment(5)	5%	0.0%	40.0%	50.0%	30.0%	81%
Aggregate business performance modifier						140.0%

(1)
For purposes of calculating annual incentive plan awards, Adjusted Earnings Per Share is defined as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, certain items, refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. Adjusted EPS is based on our adjusted tax rate for 2015. See “Exhibit A”. The percentages for Threshold, Target and Superior reflect the required percentage improvement over the prior year’s adjusted earnings per share of $5.67. Payout for 2015 reflects the exercise of negative discretion by the compensation and management development committee because share repurchases by the Company for 2015 were higher than originally forecasted when the performance targets were first established.

(2)
For purposes of calculating annual incentive plan awards, the working capital component is defined as (a) third-party accounts receivable plus (b) inventory less (c) third-party accounts payable (exclusive of amounts payable in regard to the construction of our Clear Lake methanol plant) divided by (d) net sales, computed monthly and compared with monthly targets. The table reflects the full year average of the monthly results compared to the targets.

(3)	For purposes of calculating annual incentive plan awards for occupational safety, the number of Company injuries is expressed as a percentage of improvement from the prior two-year average.

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(4)
For purposes of calculating annual incentive plan awards, process safety includes major plus serious loss of primary containment (defined as a release of greater than 10% of process safety quantity), expressed as a percentage of improvement from the prior two-year average.

(5)
For purposes of calculating annual incentive plan awards, environment includes major plus serious environmental release (defined as a release that is greater than 20% of the reportable quantity), expressed as a percentage of improvement from the prior two-year average.

Long-Term Incentive Compensation
Philosophy
In furtherance of our long-term compensation strategy, we offer a compensation mix that provides appropriate incentives to meet our objectives of providing competitive pay packages for talented executives, delivering compensation that is performance-based, and aligning management’s interests with those of stockholders. As described above in the “Elements of Compensation” table, long-term incentives in the form of equity awards support our compensation objectives and are consistent with our overall strategy to attract, motivate, reward and retain top performers. Since 2009, the compensation and management development committee has annually granted (except in 2012) overlapping long-term incentive awards to our executive officers to provide them with personal financial motivation to help us reach our longer-term goals. In addition to providing the officer with a long-term stake in our success, we believe these awards serve as a significant retention tool to dissuade them from leaving the Company. The Company makes these awards under our 2009 Global Incentive Plan (the “2009 GIP”), which our stockholders most recently approved in 2012.
As discussed under “Setting Total Compensation” above, the total award value for the long-term incentives is determined by the compensation and management development committee each year in its discretion as part of setting total annual compensation, taking into account market data from our comparator group. The award value is then divided by the grant date fair value of the award to determine the number of units actually awarded. The starting value for the award, however, does not represent the actual compensation the named executive officer will realize. These awards are intended to focus the named executive officers on future company performance, and the actual value realized by a named executive officer will depend on our performance over time and the named executive officer’s continued employment with the Company. See “2015 Grants of Plan–Based Awards Table” for additional information.
Performance-Based Awards Earned for Performance in 2014-2015
One of our outstanding PRSUs was based on performance in 2014 and 2015, the 2014 long-term incentive plan (the “2014 LTIP”), as described in prior Proxy Statements. The 2014 LTIP will pay out at 200% of the target amount, based on the achievement of a combined level of Adjusted EBIT for 2014 and 2015. The award as adjusted for performance is subject to an additional service-based vesting requirement under which 50% of the award vested in February 2016 and the other 50% will vest in January 2017.
Performance compared to targets is shown below:

	Adjusted EBIT(1)
Year	Threshold(2)	Target(2)	Superior(2)	Actual(2)	Payout %
2014 + 2015	$2,112	$2,170	$2,284 or more	$2,504	200%

(1)	See “Exhibit A” for definition and additional information.

(2)	Dollars in millions.

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Awards Granted in 2015
For 2015, the compensation and management development committee approved a long-term incentive plan (the “2015 LTIP”) under the 2009 GIP. The awards were weighted towards performance with 100% of the named executive officers’ equity awarded as PRSUs. The compensation and management development committee believes that this allocation provides an appropriate balance of risk/reward and retention of each executive officer. The design of the 2015 LTIP is similar to the design of the 2013 LTIP and the 2014 LTIP. PRSUs granted on February 4, 2015 facilitate stock ownership and will vest 50% on each of February 15, 2017 and January 1, 2018, based on the Company’s achievement of target levels of Adjusted EBIT growth during 2015 and 2016. If the threshold growth target is not met, participants will be entitled to receive as the performance payout 34% of the target number of PRSUs if the Company’s Operating EBITDA for the performance period is greater than 5% of net sales for the performance period. This “re-test” feature was removed from the 2016 LTIP performance unit. In connection with their promotions in 2015, Messrs. Jensen and Sutton were also awarded time-vesting RSUs.
Awards Granted in 2016
For 2016, the compensation and management development committee approved a long-term incentive plan (the “2016 LTIP”) under the 2009 GIP pursuant to which awards of PRSUs were made to our executive officers. See “Executive Summary – Our Response to the 2015 Advisory Vote and Stockholder Feedback”. Additional information about these awards will be included in our proxy statement for next year.
Pay Parity
The disparities in Mr. Rohr’s total compensation as compared to that of the other named executive officers exist because his responsibilities are greater and his ability to impact the future of the Company is greater. The average total direct compensation (base salary, actual annual incentive plan award and grant date fair value of long-term incentives, including 2015 sign-on and promotion awards) awarded to the named executive officers was 31.4% of the total compensation of the CEO; Mr. Jensen’s, Mr. Quarles’, Mr. Sutton’s, Ms. Johnston’s and Mr. Nivica’s total compensation consisted of 20.7%, 58.2%, 26.8%, 20.0% and 19.8% of Mr. Rohr’s total compensation, respectively. The compensation and management development committee believes that these compensation relationships effectively reflect each named executive officer’s level of responsibility and our core compensation philosophy.
Compensation Governance
Compensation and Management Development Committee Oversight
The compensation and management development committee is responsible for establishing compensation policies and programs that are consistent with our business strategy and aligned with our stockholders’ interests. Specifically, the compensation and management development committee is responsible for:

•	reviewing and approving the corporate goals and objectives relevant to the compensation of the CEO and our other named executive officers;

•	evaluating the performance and compensation of the CEO and our other named executive officers in light of their established goals and objectives;

•	reviewing and approving both target and actual pay levels of the CEO and our other named executive officers; and

•
reviewing and approving incentive and equity-based compensation plans, including our annual incentive plan award and our long-term incentive plans, and all grants of awards under such plans to our executive officers.

Our compensation and management development committee is comprised entirely of independent directors (as defined under NYSE listing standards) who are also non-employee directors (under SEC rules) and outside directors (under IRS rules).

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Executive Compensation

Role of the Compensation Consultant in Making Decisions
The compensation and management development committee has retained FW Cook as its independent outside compensation consultant to advise it in connection with executive compensation matters. Representatives of FW Cook regularly attend compensation and management development committee meetings as requested by its chair, and report directly and exclusively to the compensation and management development committee on matters relating to compensation for the named executive officers. During 2015, the compensation and management development committee requested that FW Cook:

•	analyze and benchmark incentive targets;

•	review and provide guidance on compensation plan design;

•	review the composition of our compensation comparator group and recommend modifications;

•	conduct an analysis of our compensation of the CEO and the other named executive officers, and assess how target and actual compensation aligned with our philosophy and objectives; and

•
provide market data, historical compensation information, internal equity comparisons, share usage and dilution, competitive practice information and recommendations regarding compensation trends and compensation strategy.

In 2015, the nominating and corporate governance committee also requested that FW Cook analyze and benchmark non-employee director compensation.
During 2015, FW Cook provided to the Company only services approved by the compensation and management development committee (and the nominating and corporate governance committee with respect to non-employee director compensation). The compensation and management development committee has considered our relationship with FW Cook in light of factors deemed important by the SEC and the NYSE and has determined that there is no conflict of interest with FW Cook.
Role of Management in Making Decisions
The compensation and management development committee regularly meets with the CEO and the senior vice president, human resources to receive reports and recommendations regarding the compensation of our named executive officers other than the CEO. In particular, the CEO submits recommendations, as appropriate, to the compensation and management development committee on the base salary, target annual incentive plan award levels, and target levels of long-term incentive plan compensation to be offered to each named executive officer (other than himself). Recommendations are developed in consultation with the senior vice president, human resources (other than for herself) and the compensation and management development committee’s independent compensation consultant and are accompanied by peer company and general market data prepared by such consultant. In addition, the CEO makes recommendations to the compensation and management development committee on the individual performance modifiers used to determine each named executive officer’s actual payout under the annual incentive plan award. Although the compensation and management development committee considers the CEO’s recommendations, the final decisions regarding base salary, annual incentive plan and long-term incentive plan opportunities and individual performance modifiers are made by the compensation and management development committee after discussion with the board. The CEO does not make any recommendations to the compensation and management development committee regarding his own compensation.

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Additional Information Regarding Executive Compensation
Other Compensation Elements
Consistent with providing a total pay program that is sufficiently competitive with the members of our compensation comparator group so as to attract and retain highly qualified personnel, our named executive officers receive or have access to the following benefits. We believe all of these plans have proven useful and, in many cases, necessary for recruiting and retention purposes.
Retirement Benefits
Our named executive officers participate in our various employee benefit plans designed to provide retirement income. Our qualified and non-qualified pension plans provide a retirement income base, and our qualified and non-qualified 401(k) plans permit additional retirement savings. To encourage retirement savings under the qualified and nonqualified 401(k) plans, we provide an employer matching contribution. Our pension plans were frozen during 2013 and have been replaced with additional employer contributions under our qualified 401(k) plan. We limit eligible compensation for employer contributions under the qualified and non-qualified 401(k) plans to annual base salary for our named executive officers. As a result, the compensation and management development committee’s decisions to grant annual incentive awards (whether cash or equity) do not create any additional retirement benefits under these plans for our named executive officers. For more information about these plans, see “2015 Summary Compensation Table”, “2015 Pension Benefits Table” and “2015 Nonqualified Deferred Compensation Table”.
Perquisites
Our named executive officers receive health and welfare benefits, such as group medical, group life and long-term disability insurance coverage, under plans generally available to all other U.S.-based salaried employees. Consistent with our pay-for-performance policy, we provide our named executive officers with limited executive fringe benefits and perquisites. These are described in the “2015 Summary Compensation Table”.
Severance Plan
In order to have a competitive benefit that allows for consistent administration without negotiations of special payments, we have an Executive Severance Benefits Plan (“Severance Plan”) for our named executive officers. The Severance Plan provides cash payments upon involuntary termination without cause, but is not available in the event of a change in control to individuals that have a change in control agreement as described below. See “Potential Payments Upon Termination or Change In Control” for additional information.
Change in Control Agreements
We have change in control agreements with each of our named executive officers to ensure that management will objectively consider potential transactions that may benefit stockholders without regard to potential impact on their continued employment. The change in control agreements provide for a cash payment to be made following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control. See “Potential Payments Upon Termination or Change In Control” for additional information. In approving the change in control agreements, the compensation and management development committee considered the prevalence of such agreements among similarly-situated executives at the companies in our compensation comparator group based on data collected for the Company by the compensation and management development committee’s independent compensation consultant. The compensation and management development committee also determined that the uniform non-compete and non-solicit clauses contained in such agreements provide a significant benefit to the Company. None of the change in control agreements in effect with our named executive officers contains a tax gross-up.

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No Employment Agreements
We do not have any employment agreements with any of our executive officers. All of our executive officers are “at will” employees.
Executive Stock Ownership Requirements
The compensation and management development committee has adopted stringent stock ownership guidelines for our named executive officers. The types of securities that count toward required share ownership include only (i) shares of Common Stock owned outright, whether individually or through beneficial ownership in a trust or partnership, (ii) PRSUs and RSUs that have vested with delayed settlement under our prior hold requirement, (iii) shares of Common Stock or share equivalents held in a Company-sponsored deferred compensation or retirement plan, (iv) 60% of unvested restricted stock awards, (v) 60% of earned but undistributed PRSUs that will vest within one year of the measurement date and (vi) 60% of unvested RSUs that will vest within one year of the measurement date. Stock options do not count towards the ownership requirements. Failure to meet stock ownership requirements, or failure to make a meaningful effort to do so, may result in the executive officer not receiving future base salary increases or long-term incentive awards, and may also make the executive officer ineligible for promotion.
The following table sets forth, as of December 31, 2015, the ownership requirement (expressed as a percentage of base salary) for each of our named executive officers employed by us at year-end, the actual number of shares or equivalents owned and resulting ownership percentage, and the deadline for compliance, under our current ownership guidelines:

Named Executive Officer	Ownership Requirement as a Multiple of Base Salary	Total Number of Shares or Equivalents Owned(1)	As % of Base Salary(2)	Deadline for Compliance with Stock Ownership Guidelines
Mark C. Rohr	600%	237,267	1,367%	December 2017
Christopher W. Jensen	300%	27,092	365%	July 2020
Patrick D. Quarles	300%	8,952	164%	June 2020
Scott M. Sutton	300%	13,672	175%	June 2020
Lori A. Johnston	300%	51,518	690%	December 2017
Gjon N. Nivica	300%	52,576	637%	December 2017

(1)	As of December 31, 2015.

(2)	Calculated using $63.38, the average of the 2015 high and low share prices, and salary paid during 2015.

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Executive Compensation Clawback Policy
In order to further align management’s interests with the interests of stockholders and support good governance practices, our compensation and management development committee adopted a clawback (also known as a recoupment) policy applicable to long-term incentive cash awards and equity awarded to an employee along with our annual incentive plan. The policy prohibits the awardee from (i) disclosing confidential or proprietary information, (ii) competing with us, and (iii) soliciting or hiring employees, former employees or consultants of ours for a period of one year following the termination of the awardee’s employment with us for any reason. In the event that the awardee violates the provisions of the recoupment policy, the covered awards will cease vesting and the awardee will forfeit any rights to the covered awards and will be required to deliver to us any amount received from the long-term incentive cash award or gain realized on any stock option exercises or any other transaction relating to an equity award granted by us.
In addition, pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the CEO and chief financial officer will be required to reimburse us for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and any profits realized from the sale of securities of the Company during those 12 months.
Tally Sheets
From time-to-time, the compensation and management development committee reviews a summary report, or “tally sheet,” prepared by management for each named executive officer. The purpose of a tally sheet is to show the total dollar value of the executive’s annual compensation. This includes the executive’s base salary, annual incentive award, long-term incentive compensation, and other compensation. The tally sheet also shows (or the committee is separately provided from time to time) holdings of Common Stock and equivalents, and accumulated value and unrealized gains under prior long-term incentive compensation awards. The compensation and management development committee uses tally sheets to estimate the total annual compensation of the named executive officers, and to provide perspective on the value accumulated by the named executive officers from our compensation program.
Tax and Accounting Considerations
Tax Deductibility of Compensation Expense
Section 162(m) of the Internal Revenue Code (the “Code”) places a limit of $1,000,000 on the amount of compensation to our CEO and the three other most highly compensated officers employed at the end of the year (other than our chief financial officer) that may be deducted by the Company as a business expense in any tax year unless, among other things, the compensation qualifies as “performance-based compensation” under Section 162(m). Stock options, PRSUs and annual incentive plan awards granted under the 2009 GIP are generally designed to qualify as “performance-based compensation” under Section 162(m). In that regard, for 2015, the compensation and management development committee approved maximum annual bonuses for the named executive officers equal to 1% of EBIT for 2015, capped at $6 million per participant (below the stockholder-approved maximum award amount permitted under the 2009 GIP). Actual annual incentive plan amounts were determined as described under “2015 Compensation Decisions - Salary and Incentive Compensation - Annual Incentive Plan Awards” above. In contrast, salary, RSUs and restricted stock awards do not qualify as “performance-based compensation” under Section 162(m) and are therefore subject to the $1,000,000 deduction limit under Section 162(m). As a result, such amounts payable to Section 162(m) covered executives may not be fully deductible when paid.
The compensation and management development committee believes that in establishing incentive compensation programs for our executive officers, the potential deductibility of the compensation payable should be only one of several factors taken into consideration and not the sole governing factor. For that reason, the compensation and management development committee may deem it appropriate to continue to provide one or more executive

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 54

Executive Compensation

officers with the opportunity to earn incentive compensation that may be in excess of the amount deductible under Section 162(m) or other provisions of the Code.
Tax Implications for Officers
Section 409A of the Code imposes additional income taxes on executive officers for certain types of deferred compensation that do not comply with Section 409A. We do not believe this has had an impact on our compensation program for the executive officers because our deferred compensation plans have been designed to comply with Section 409A. Section 280G of the Code imposes an excise tax on payments to executives of severance or change in control compensation paid in connection with a change of control that exceed the levels specified in Section 280G. The named executive officers could receive the amounts shown in the table included under “Potential Payments Upon Termination or Change in Control” below as severance or change in control payments, but there are no gross-ups provided on such amounts, and the compensation and management development committee does not consider their potential impact in setting total annual compensation.
Accounting Considerations
The compensation and management development committee also considers the accounting and cash flow implications of various forms of executive compensation. In our financial statements, we record salaries and non-equity performance-based compensation incentives such as our annual incentive bonus plan as expenses in the amount paid, or to be paid. Accounting rules also require us to record an expense in our financial statements for long-term incentive or other equity awards. The accounting expense of equity awards to employees is calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”). The compensation and management development committee believes, however, that the many advantages of long-term incentive compensation, as discussed above, more than compensate for the non-cash accounting expense associated with them.
Compensation Risk Assessment
It is our policy to regularly monitor our compensation policies and practices to determine whether our risk management objectives are being met and to adjust those policies and practices to address any incentives that are determined to encourage risks that are reasonably likely to have a material adverse effect on us and any changes in our risk profile. With respect to the compensation of our executives, the compensation and management development committee, with the input of the independent compensation consultant and management, takes into consideration whether any such programs may incentivize excessive risk taking. As part of these considerations and consistent with its compensation philosophy, our compensation program, particularly our annual and long-term incentive plans, are designed to provide incentives for the executives to achieve our objectives without encouraging excessive risk-taking because:

•
our incentive programs utilize a mix of short-term and long-term performance measures, which provide executives with short-term incentive to improve our results while also providing a significant incentive to maintain those results for the long-term;

•
a significant portion of our named executive officers’ incentive compensation consists of long-term incentive or other equity-based compensation, which, when coupled with our stock ownership guidelines, encourages long-term equity ownership of our Common Stock by the executives, aligning their interests with our stockholders;

•
the financial metrics utilized under each of the programs are designed to reflect measures of stockholder value over multiple years or annual operational performance that the compensation and management development committee believes will create long-term stockholder value;

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Executive Compensation

•	various non-financial metrics (such as achievement of environmental, health and safety goals) are used as part of the process of determining compensation;

•
in determining the exact mix of compensation from year to year, the compensation and management development committee intends to grant awards that provide an appropriate level of “market risk” that do not encourage excessive risk taking; and

•	compensation payment opportunities that may be excessive are avoided due to the limits placed on the amount of incentive payments that may be earned.
With respect to the compensation of employees other than the named executive officers, under the direction of the compensation and management development committee, management has reviewed our compensation policies and practices to determine whether those policies and practices encourage excessive risk-taking. Our compensation programs for employees other than the named executive officers are designed to incentivize employees to demonstrate the courage to make decisions that benefit the Company as a whole, while accepting personal accountability and avoiding unnecessary risk.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 56

Executive Compensation

Compensation and Management Development Committee Report
The compensation and management development committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management and the compensation and management development committee’s independent compensation consultant and, based on its review and discussions, the compensation and management development committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and this Proxy Statement. This report was submitted by the compensation and management development committee,

Dated: February 17, 2016	Farah M. Walters, Chair
James E. Barlett
Kathryn M. Hill
David F. Hoffmeister
Jay V. Ihlenfeld
The compensation and management development committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the compensation and management development committee report by reference therein.
Compensation Committee Interlocks and Insider Participation
No member of the compensation and management development committee was at any time during 2015 employed as an employee or officer of the Company or had any relationship with us requiring disclosure under Item 404 of Regulation S-K. In addition, no executive officer of the Company has served on the board of directors or compensation committee of any other entity that has one or more executive officers who served as a member of our board of directors or compensation and management development committee during 2015.

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Compensation Tables
2015 Summary Compensation Table
The following table summarizes all compensation for the fiscal years ended December 31, 2015, 2014 and 2013 awarded to, earned by, or paid to each of the named executive officers:

Name and Principal Position(1)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(4)	Non- Equity Incentive Plan Compen- sation ($)(5)	Change in Pension Value and Non-Qualified Deferred Compen- sation Earnings ($)(6)	All Other Compen- sation ($)(7)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Mark C. Rohr Chairman, Chief Executive Officer and President	2015	1,100,000	—	5,999,977	(8)	—	2,079,000	1,000	146,351	9,326,328
	2014	1,088,462	—	5,999,981		—	3,135,750	1,000	140,956	10,366,149
	2013	1,038,462	—	4,999,998		—	2,855,000	13,000	50,457	8,956,917
Christopher W. Jensen Senior Vice President, Finance and Chief Financial Officer	2015	471,923	—	849,922	(8)	—	555,000	—	51,912	1,928,757
	2014	430,769	—	699,995		—	626,000	8,000	47,385	1,812,149

Patrick D. Quarles Executive Vice President & President, Acetyl Chain & Integrated Supply Chain	2015	346,154	100,000	4,199,907	(8)	—	672,000	—	106,526	5,424,587

Scott M. Sutton Executive Vice President & President, Materials Solutions	2015	496,923	—	1,199,965	(8)	—	751,000	—	54,662	2,502,550

Lori A. Johnston Senior Vice President, Human Resources	2015	475,000	—	799,979	(8)	—	535,000	—	52,250	1,862,229
	2014	464,615	—	799,988		—	820,000	1,000	50,446	2,136,049
	2013	430,000	—	699,982		—	637,000	11,000	16,432	1,794,414
Gjon N. Nivica, Jr. Senior Vice President & General Counsel	2015	525,000	—	749,971	(8)	—	515,000	—	57,750	1,847,721
	2014	520,385	—	699,995		—	777,000	4,000	55,095	2,056,475
	2013	501,077	—	699,982		—	643,000	14,000	11,852	1,869,911

(1)
Principal position as of December 31, 2015. Mr. Jensen served as our interim Chief Financial Officer from May 6, 2014 until July 21, 2015. Mr. Quarles joined the Company in June 2015. Mr. Sutton joined the Company in August 2013, and was named to this position as an executive officer effective June 1, 2015. Information is not provided for years prior to 2015 for Mr. Quarles and Mr. Sutton because they were not executive officers prior to 2015.

(2)
Mr. Quarles’ offer letter provided for a sign-on cash payment in the amount indicated within 30 days of his start date, which amount must be returned to the Company if he voluntarily terminates his employment within two years.

(3)
Represents the grant date fair value of long-term incentive (equity) awards granted in the year indicated under our 2009 GIP computed in accordance with ASC Topic 718. For a detailed discussion of the method and assumptions used to calculate such value for 2015, see Notes 2 and 20 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Additional information regarding PRSUs granted to the named executive officers during 2015 is set forth in note 8 below and in the “2015 Grants of Plan-Based Awards Table” on a grant-by-grant basis.

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(4)
Represents the grant date fair value of stock options granted in the year indicated under our 2009 GIP computed in accordance with FASB ASC Topic 718. For a detailed discussion of the method and assumptions used to calculate such value, see Notes 2 and 20 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(5)
Includes annual incentive plan award cash payouts with respect to 2015 performance. Further information about the Annual Incentive Plan is set forth in “Compensation Discussion and Analysis – Compensation Decisions – Salary and Incentive Compensation – Annual Incentive Plan Awards” and the “2015 Grants of Plan-Based Awards Table”.

(6)
Consists entirely of the aggregate respective change in the actuarial present value of each individual’s pension benefits based on a discount rate of 4.2% for 2015. The discount rate in 2014 was 3.9% and the rate in 2013 was 4.7%. The values shown assume retirement from the CARPP and the CASRPP at age 65 with a life only benefit.

(7)	The amounts reported in this column with respect to fiscal 2015 consist of the following:
(a) Aggregate Company contributions, including matching and retirement contributions made for 2015, under the Company’s tax-qualified and non-qualified defined-contribution retirement plans, including the Celanese Americas Retirement Savings Plan (“CARSP”), a tax-qualified, defined contribution (401(k)) plan, and the Celanese Americas Supplemental Retirement Savings Plan (“CASRSP”), an unfunded, non-qualified defined contribution plan: Mr. Rohr, $121,000, Mr. Jensen, $51,912, Mr. Quarles, $31,154, Mr. Sutton, $54,662, Ms. Johnston, $52,250, and Mr. Nivica, $57,750.
The CARSP is available to substantially all of our U.S. employees, including all the named executive officers. The plan is subject to the provisions of ERISA. Eligible participants are entitled to a 6% match of his or her pre-tax and after-tax contributions to the CARSP and an allocation of 5% of his or her salary up to the Code Section 401(a)(17) limit ($265,000 in 2015) in lieu of the former pension plan contribution under the Celanese Americas Retirement Pension Plan (“Retirement Contributions”). The amount contributed to the plan by or on behalf of a participant is limited by Code Section 415 and is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP chosen by the participant.
Each of the named executive officers is entitled to an allocation under the CASRSP equal to (a) Retirement Contributions limited by Code Section 415 and not contributed to the CARSP, and (b) 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP which is currently the 1-3 year Government/Credit Bond Index Fund. Further information about the CASRSP is set forth in the “2015 Nonqualified Deferred Compensation Table”.
(b) The Company provides the following perquisites to the named executive officers: personal liability insurance, executive health services and spousal travel. In addition, the compensation and management development committee has authorized Mr. Rohr, as CEO, to travel on Company-provided aircraft for security and safety reasons and to maximize his availability for Company business, and considers travel that is related to Company business or otherwise benefits the Company, including travel to meetings of other boards, as business use. This table includes the incremental cost of the use of Company-provided aircraft and related travel expenses for Mr. Rohr, or in certain cases the cost of commercial airfare for such travel, to attend meetings of another public company’s board of directors on which he serves (and not for vacation, commuting or other personal use), of $22,577 for 2015. The incremental cost was determined using a method that takes into account the variable costs such as landing fees, aircraft fuel charges, taxes, local transportation and catering.  Because our aircraft is used for business-related travel, we do not include fixed costs, such as the acquisition costs of leased aircraft. Mr. Quarles received relocation benefits of $55,510 and a tax gross-up on such benefits of $18,962. Perquisites and personal benefits were excluded to the extent that the total value of all perquisites and personal benefits for a named executive officer was less than $10,000. In addition, the table does not include any amounts for personal benefits provided to any of the named executive officers for which we believe there is no aggregate incremental cost to us, including use of tickets for certain sporting events.
No tax gross-ups were paid to any named executive officer during 2015 except for a gross-up on Mr. Quarles’ relocation benefits.

(8)
The fair value of PRSUs granted under the 2015 LTIP was calculated to be $52.53 per share ($66.34 per share for Mr. Quarles), the average of the high and low market price of our Common Stock as reported by the NYSE on February 4, 2015 (June 1, 2015 for Mr. Quarles), the date of grant, discounted for lack of dividend participation. With respect to PRSUs granted under the 2015 LTIP, payout of such PRSUs can range from a minimum of 0% to a maximum of 200% of target. The target and maximum potential values of the award of PRSUs for the named executive officers using the fair value discussed above, assuming performance at the target and maximum levels of performance conditions, is set forth below. Actual performance, and the stock price at the payout dates, is uncertain. The fair value of RSUs granted in 2015 was calculated to be $53.01 per share for Mr. Sutton, $66.35 per share for Mr. Quarles, and $62.64 per share for Mr. Jensen, the average of the high and low market price of our Common Stock as reported by the NYSE on February 4, 2015, June 1, 2015 and July 21, 2015, respectively, the date of grant, discounted for lack of dividend participation.

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Name	Target Number of PRSUs	Value at Target Performance	Maximum Number of PRSUs	Value at Highest Performance
Mark C. Rohr	114,220	$5,999,977	228,440	$11,999,953
Christopher W. Jensen	13,325	$699,962	26,650	$1,399,925
Patrick D. Quarles	18,088	$1,199,958	36,176	$2,399,916
Scott M. Sutton	11,422	$599,998	22,844	$1,199,995
Lori A. Johnston	15,229	$799,979	30,458	$1,599,959
Gjon N. Nivica, Jr.	14,277	$749,971	28,554	$1,499,942

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 60

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2015 Grants of Plan-Based Awards Table
The following table summarizes incentive awards and other plan-based awards granted to each of the named executive officers during the fiscal year ended December 31, 2015:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards		Grant Date Fair Value of Stock and Option Awards ($)
								Number of Shares of Stock or Units (#)	Number of Securities Under- lying Options (#)
Name	Grant Date	Threshold ($)	Target ($)	Maxi- mum ($)	Threshold (#)	Target (#)	Maxi- mum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(l)
Mark C. Rohr
AIP(1)	N/A	371,250	1,485,000	4,455,000	—	—	—	—	—	—
PRSUs(2)	2/4/15	—	—	—	38,834	114,220	228,440	—	—	5,999,977
Christopher W. Jensen
AIP(1)	N/A	82,587	330,346	991,038	—	—	—	—	—	—
PRSUs(2)	2/4/15	—	—	—	4,530	13,325	26,650	—	—	699,962
Time RSUs(3)	7/21/15	—	—	—	—	—	—	2,394	—	149,960
Patrick D. Quarles
AIP(1)	N/A	120,000	480,000	1,440,000	—	—	—	—	—	—
PRSUs(2)	6/1/15	—	—	—	6,149	18,088	36,176	—	—	1,199,958
Time RSUs(3)	6/1/15	—	—	—	—	—	—	45,214	—	2,999,949
Scott M. Sutton
AIP(1)	N/A	99,385	397,538	1,192,614	—	—	—	—	—	—
PRSUs(2)	2/4/15	—	—	—	3,883	11,422	22,844	—	—	599,998
Time RSUs(3)	2/4/15	—	—	—	—	—	—	11,318	—	599,967
Lori A. Johnston
AIP(1)	N/A	83,125	332,500	997,500	—	—	—	—	—	—
PRSUs(2)	2/4/15	—	—	—	5,177	15,229	30,458	—	—	799,979
Gjon N. Nivica, Jr.
AIP(1)	N/A	91,875	367,500	1,102,500	—	—	—	—	—	—
PRSUs(2)	2/4/15	—	—	—	4,854	14,277	28,554	—	—	749,971

(1)
2015 Annual Incentive Plan. For purposes of this table, (i) the “threshold” bonus amount is calculated based on all performance measures being achieved at the plan threshold levels (25% of target bonus); (ii) the “target” bonus amount is calculated based on all performance measures being achieved at the plan target levels (100% of target bonus); (iii) the “maximum” bonus amount is calculated based on all performance measures being achieved at the plan superior levels (200% of target bonus); and (iv) the individual performance modifier (0-150%) for each executive officer being equal to 100% in the “threshold” and “target” scenarios and 150% in the “maximum” scenarios. See “ Compensation Discussion and Analysis – Compensation Decisions – Salary and Incentive Compensation – Annual Incentive Plan Awards” for additional information.

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(2)
2015 LTIP. PRSUs representing the 2015 LTIP were awarded under the 2009 GIP and vest 50% on each of February 15, 2017 and January 1, 2018, based on the Company’s achievement of target levels of Adjusted EBIT growth during fiscal year 2015 and 2016. In lieu of granting a separate time-based award, if the growth target is not met, participants will be entitled to receive as the performance payout 34% of the target number of PRSUs if the Company’s Operating EBITDA for the performance period is greater that 5% of net sales for the period. See “Exhibit A” for more information about these performance measures.

Time RSUs. Time-vesting RSUs were awarded to Mr. Jensen and Mr. Sutton in connection with their promotions in 2015. Time-vesting RSUs were awarded to Mr. Quarles in connection with his joining the Company in 2015. Mr. Sutton’s RSUs vest 33% on each of February 4, 2016 and 2017 and 34% on February 4, 2018. Mr. Quarles’ RSUs vest 33% on each of June 1, 2016 and 2017 and 34% on June 1, 2018. Mr. Jensen’s RSUs vest 100% on July 21, 2018.

Outstanding Equity Awards at Fiscal 2015 Year-End Table
The following table summarizes outstanding equity awards held by each of the named executive officers as of December 31, 2015, including the vesting dates for the portions of these awards that have not yet vested:

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		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexer- cised Options (#) Exercisable		Number of Securities Underlying Unexer- cised Options (#) Unexer-cisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
(a)		(b)		(c)	(e)	(f)	(g)		(h)	(i)		(j)
Mark C. Rohr
	4/25/07	25,000		—	32.68	4/25/17	—		—	—		—
	4/5/12	22,524	(3)	7,508 (3)	45.38	4/5/19	—		—	—		—
	2/6/13	—		—	—	—	106,068	(5)	7,141,558	—		—
	2/6/14	—		—	—	—	247,218	(6)	16,645,188	—		—
	2/4/15	—		—	—	—	—		—	114,220	(7)	2,614,747
Christopher W. Jensen
	2/6/13	—		—	—	—	11,138	(5)	749,922	—		—
	10/23/13	—		—	—	—	3,106	(5)	209,127	—		—
	2/6/14	—		—	—	—	28,842	(6)	1,941,932	—		—
	2/4/15	—		—	—	—	—		—	13,325	(7)	305,039
	7/21/15	—		—	—	—	2,394		161,188	—		—
Patrick D. Quarles
	6/1/15	—		—	—	—	45,214		3,044,259	18,088	(7)	414,074
Scott M. Sutton
	10/24/13	—		—	—	—	605		40,735	—		—
	10/24/13	—		—	—	—	5,310	(5)	357,522	—		—
	2/6/14	—		—	—	—	17,304	(6)	1,165,078	—		—
	2/4/15	—		—	—	—	11,318		762,041	11,422	(7)	261,475
Lori A. Johnston
	10/17/12	57,085		—	37.55	10/17/19	—		—	—		—
	2/6/13	—		—	—	—	14,850	(5)	999,851	—		—
	2/6/14	—		—	—	—	32,962	(6)	2,219,331	—		—
	2/4/15	—		—	—	—	—		—	15,229	(7)	348,625
Gjon N. Nivica, Jr.
	10/3/11	3,651	(4)	—	32.51	10/1/18	—		—	—		—
	2/6/13	—		—	—	—	14,850	(5)	999,851	—		—
	2/6/14	—		—	—	—	28,842	(6)	1,941,932	—		—
	2/4/15	—		—	—	—	—		—	14,277	(7)	326,832

(1)	Vesting treatment upon termination of employment is described under “Potential Payments Upon Termination or Change in Control – Long-Term Incentive Awards”.

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(2)
For PRSUs, the market or payout value has been computed based on the number of units awarded (less any units distributed as of December 31, 2015) at actual performance for the 2013 PRSUs and 2014 PRSUs and threshold performance for the 2015 PRSUs, multiplied by the closing stock price on December 31, 2015. Actual performance and payout value may vary.

(3)	25% of the option award vests each year on April 5 beginning in 2013, subject to a hold requirement upon exercise.

(4)	Subject to a hold requirement upon exercise.

(5)
Represents PRSUs granted under our 2013 LTIP adjusted for performance at 200% of target based on actual 2013-2014 Adjusted EBIT results. These PRSUs vest on January 1, 2016 (50% previously vested on February 1, 2015).

(6)
Represents PRSUs granted under our 2014 LTIP adjusted for performance at 200% of target based on actual 2014-2015 Adjusted EBIT results. These PRSUs vest 50% on each of February 1, 2016 and January 1, 2017. Performance compared to targets is shown below:

	Adjusted EBIT (a)
Year	Threshold (b)	Target (b)	Superior (b)	Actual (b)	Payout %
2014 + 2015	$2,112	$2,170	$2,284 or more	$2,504	200%
(a)    See “Exhibit A” for definition and additional information.
(b)    Dollars in millions. Includes adjustment for mark-to-market pension accounting.

(7)
Represents PRSUs granted in February 2015 under our 2015 LTIP at threshold. These PRSUs vest 50% on each of February 15, 2017 and January 1, 2018 subject to adjustment (0-200% of targeted amount shown) based on Company performance against the following pre-established performance measure.

	Below Threshold*	Threshold	Target	Superior
Adjusted EBIT for 2015 and 2016	0%	34%	100%	200%
* If the threshold growth target is not met, participants will be entitled to receive as the performance payout 34% of the target number of PRSUs provided that the Company’s Operating EBITDA for the performance period is greater than 5% of net sales for the period.
2015 Option Exercises and Stock Vested Table
The following table summarizes the exercise of stock options by and the vesting of stock awards of each named executive officer during the fiscal year ended December 31, 2015:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Mark C. Rohr	—	—	128,148	6,925,891
Christopher W. Jensen	—	—	14,242	765,294
Patrick D. Quarles	—	—	—	—
Scott M. Sutton	—	—	5,895	326,011
Lori A. Johnston	—	—	31,571	1,866,791
Gjon N. Nivica, Jr.	18,554 (2)	646,711	14,848	797,857

(1)	Gross shares (includes shares withheld to cover taxes) acquired.

(2)
Includes shares acquired from the exercise of stock options but are held until expiration of a required one-year hold period from the date of exercise, when they will be released, as follows: Mr. Nivica – 5,567 shares.

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2015 Pension Benefits Table
The following table summarizes the present value of the accumulated retirement benefits of each named executive officer as of the end of the fiscal year ended December 31, 2015:

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Mark C. Rohr	CARPP	1.6667	27,000	—
Christopher W. Jensen	CARPP	8.1667	95,000	—
Patrick D. Quarles	CARPP	—	—	—
Scott M. Sutton	CARPP	0.3333	5,000	—
Lori A. Johnston	CARPP	1.1667	15,000	—
Gjon N. Nivica, Jr.	CARPP	4.7500	60,000	—

(1)	As noted below, this plan has been frozen, meaning that benefits (other than earnings) are no longer accrued for compensation or service after the applicable plan freeze date.

(2)
The present value amounts shown in the table above are the amount needed today that, with interest, would provide the named executive officer’s future retirement benefit. Assumptions used to determine the present value of benefits earned for employees hired prior to January 1, 2001 in the CARPP (defined below) are based on a 4.2% discount rate based and mortality from the RP-2015 “Healthy Annuitants” (Qualified-Blue Collar, NQ-no collar) Mortality Table using scale MP with generated projection. Retirement is assumed to occur at age 65 in the CARPP and participants receive their cash balance benefit as a lump sum.

The Celanese Americas Retirement Pension Plan (“CARPP”) is a tax-qualified, defined benefit pension plan sponsored by Celanese Americas. This plan covers substantially all of our U.S. employees. The plan is subject to the provisions of ERISA. All of our named executive officers participated in this plan in 2015, with the exception of Mr. Quarles.
Effective January 1, 2001, the plan began providing benefits for new employees, as defined by the plan, hired after December 31, 2000, based on a different benefit formula (“Cash Balance Plan”). The Cash Balance Plan provides that for each plan year that employees work as defined, we credit 5% of the employee’s annual pensionable earnings (up to Internal Revenue Code limits) to a hypothetical plan account that has been established for each employee, and credit that account with interest. For a given year, the plan’s interest rate is the annual rate of interest on 30-year United States Treasury Securities for the August before the first day of that year. Effective January 1, 2008, employees vest in their accrued benefit after completing three years of service with us, as defined in the plan. If employees are vested when they leave the Company, they have the option to take their account balance with them, either in a lump-sum payment or as an annuity. Employees also have the choice to leave their account balance in the plan until the normal retirement age of 65. The amount of benefit depends on the employee’s pay, plan years worked and any interest earned on the Company contributions. Once vested, survivor benefits are applicable to married participants. Messrs. Rohr, Jensen, Sutton, and Nivica and Ms. Johnston are covered under the Cash Balance Plan benefit formula.
Under the CARPP, if an employee’s employment with us is terminated as a result of a corporate reorganization, layoff or corporate restructuring, including divestiture, that employee will receive an additional year of vesting service.
In connection with amendments to the CARPP in 2013, accrued benefits under the CARPP were frozen as of December 31, 2013, no further contributions will be made to the CARPP other than interest credits for the cash balance participants, Mr. Rohr, Mr. Jensen, Ms. Johnston and Mr. Nivica, and future pension-related contributions (“Retirement Contributions”) will be made to the CARSP or the CASRSP, depending on the level of eligible earnings of the participant.

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2015 Nonqualified Deferred Compensation Table
The following table contains certain information concerning benefits under nonqualified deferred compensation plans and similar plans for the fiscal year ended December 31, 2015:

Name	Plan Name	Executive Contri-butions in Last FY ($)	Registrant Contri-butions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawal/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Mark C. Rohr	CASRSP	—	91,850	(2,632)	—	88,499
Christoper W. Jensen	CASRSP	—	22,762	—	—	18,785
	2009 GIP	—	—	39,874	—	324,169
Patrick D. Quarles	CASRSP	—	8,927	—	—	—
Scott M. Sutton	CASRSP	—	25,512	(469)	—	15,354
	2008 Deferred Plan	75,525	—	6,779	—	126,202
Lori A. Johnston	CASRSP	—	23,100	(1,026)	—	21,482
Gjon N. Nivica, Jr.	CASRSP	—	40,938	(1,832)	—	38,345
	2008 Deferred Plan	308,910	—	62	—	812,544
	2009 GIP	—	—	81,707	—	667,270

(1)
Amounts in this column for the CASRSP represent Company contributions credited under the plan for 2015, which amounts are also included as All Other Compensation in the “2015 Summary Compensation Table”. Amounts in this column for the 2009 GIP represent the portion of long-term incentive plan PRSU or RSU awards that vested during 2015 but remain subject to a hold requirement. The amount reported is based on our stock price on the applicable vesting date. These awards were included as a component of compensation in the Stock Awards column of the Summary Compensation Table in the year in which the award was granted, based on the grant date fair value. None of the amounts in this column for the 2009 GIP were reported as compensation in the “2015 Summary Compensation Table”.

(2)
Amounts in this column for the CASRSP and the 2008 Deferred Compensation Plan (“2008 Deferred Plan”) represent earnings during 2015 under such plans. For Mr. Nivica and Mr. Sutton, earnings correspond to the yield on the investment options chosen by them under the 2008 Deferred Plan, which mirror the investment options under the CARSP. Amounts in this column for the 2009 GIP represent changes in our stock price during the year for all outstanding RSUs and/or PRSUs that were previously vested but remain subject to a hold requirement, plus related unpaid cash dividends credited during 2015 on such awards. None of the amounts in this column were reported as compensation in the “2015 Summary Compensation Table”.

(3)
Amounts in this column for the CASRSP do not include contributions credited for 2015 (column (d)) but not yet deposited into the participant’s account. Amounts in this column for the 2009 GIP include the value, at December 31, 2015, of all vested RSUs owned by the named executive officer subject to a hold requirement, plus accrued but unpaid cash dividends. The original grant date fair value of these PRSUs or RSUs were reported as a component of compensation in the Stock Awards column of the Summary Compensation Table in the year in which the award was granted. The portion of amounts in this column that have been reported in prior year Summary Compensation Tables is as follows: (i) for the 2009 GIP, Mr. Jensen – $284,295; and Mr. Nivica – $585,564; and (iii) for the 2008 Deferred Compensation Plan, Mr. Nivica – $503,572.

All of our named executive officers were eligible in 2015 to participate in the Celanese Americas Supplemental Retirement Savings Plan (“CASRSP”), an unfunded, nonqualified defined contribution plan sponsored by Celanese Americas that is available only to persons who have a full year base salary in excess of the Code Section 401(a)(17) limit ($265,000 in 2015) or had their Retirement Contributions limited in the CARSP by Code Section 415. If a person is eligible to participate in the CASRSP because their salary exceeded the Code Section 401(a)(17) limit, he or she is entitled to an allocation under this plan equal to 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). In addition, eligible participants are entitled to an allocation under this

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plan equal to 5% of his or her qualified earnings in excess of the Retirement Contribution made to the CARSP. The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of one of the funds maintained for investments under the CARSP, which is currently the 1-3 year Government/Credit Bond Index Fund. The aggregate annualized rate of return for the credited earnings in 2015 was 0.60%. Beginning in 2015, participants will be credited with earnings based on the performance of certain hypothetical investment choices selected by the participant. These investment choices are the same investment choices available under the CARSP (other than the Celanese Stock Fund). Participants may change their investment elections at any time under the same rule that apply under the CARSP. Distributions under the CASRSP are in the form of a lump sum payment which is paid as soon as administratively practicable after termination of employment for most participants. Distributions to participants who are top 50 key employees of the Company must be delayed six months following termination based on Code Section 409A requirements.
Our 2008 Deferred Compensation Plan is an unfunded, nonqualified deferred compensation plan that provides certain of our senior employees and directors the opportunity to defer a portion of their compensation in exchange for a future payment amount equal to their deferrals plus or minus certain amounts based on the market performance of specified measurement funds selected by the participant. Directors Blackwell, Galante, Ihlenfeld, Walters, and Wulff, and Mr. Sutton and Mr. Nivica were the only directors or named executive officers that made contributions to, or had balances in, this plan during 2015.
Potential Payments Upon Termination or Change In Control
The particular events that trigger payments to our named executive officers are generally defined in our severance plan and the individual executives’ change in control agreements, deferred compensation agreements, stock option agreements, PRSU or RSU award agreements or restricted stock award agreements. The compensation and management development committee believes that the primary benefits to the Company of employment agreements are the non-competition and non-solicitation provisions found therein. In order to achieve the benefit of these provisions without incurring the generally negative obligations associated with employment agreements, the compensation and management development committee offers a more limited change in control agreement to each executive officer. However, the deferred compensation agreements, PRSU/RSU/restricted stock award agreements, and stock option agreements are still effective and provide for some potential payments upon termination and change in control as described in the tables below.
Severance Plan
Our Executive Severance Benefits Plan (“Severance Plan”) applies to all our named executive officers and other employees that are at certain salary levels, and provides, upon the involuntary termination without cause, for the payment of (i) one year’s base salary (one and one-half for the CEO); (ii) one year’s annual incentive plan bonus award (one and one-half for the CEO) based on target Company performance and a 1.0 individual modifier; and (iii) a prorated portion of the annual incentive plan award for the year in which the termination occurs based on actual Company performance and a 1.0 individual modifier. The Severance Plan also provides for the payment of premiums for post-termination health insurance coverage (“COBRA premiums”) for a period of one year from the date of termination (eighteen months for the CEO). As a condition to the receipt of any benefits under the Severance Plan, an executive must agree to standard release, non-compete, non-solicitation, and confidentiality provisions. In addition, the Severance Plan provides that the vesting of long-term incentive or other equity awards upon termination without cause will be governed by the terms of the applicable award agreements. Executives who are involuntarily terminated for any other reason (e.g., death, disability, retirement, termination for cause) are not eligible to receive severance benefits under the Severance Plan.

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Change in Control Agreements
We have change in control agreements with each of our executive officers. The change in control agreements provide for a payment to be made to these officers following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control or following the first public announcement of a potential change in control transaction, provided certain conditions are satisfied, and in lieu of payments under the Severance Plan. Generally, the change in control agreements provide for each executive officer to receive:

•	a lump sum payment equal to two times the sum of:

▪	the names executive officer’s then current annualized base salary, and

▪
the higher of (a) the officer’s target bonus in effect on the last day of the fiscal year that ended immediately prior to the year in which the date of termination occurs, or (b) the average of the cash bonuses paid by the Company to the named executive officer for the three fiscal years preceding the date of termination; and

•	group health and dental coverage for the named executive officer and his or her dependents for a period of two years following the date of termination.
The Company’s current form of change in control agreement, which was executed by all of the named executive officers, does not contain a tax reimbursement provision and requires a cutback of benefits to avoid excise taxes if the after-tax benefit to the executive is greater than without the cutback. Each change in control agreement has a two-year term that is automatically renewed for successive two-year terms unless 90 days’ notice of non-renewal is given by either party to the agreement.
For purposes of the change in control agreements:
“cause” generally means (i) a willful failure to perform one’s duties (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 30 days following written notice by the Company of such failure; (ii) conviction of, or a plea of nolo contendere to, (x) a felony under the laws of the United States or any state thereof or any similar criminal act in a jurisdiction outside the United States or (y) a crime involving moral turpitude; (iii) willful malfeasance or willful misconduct which is demonstrably injurious to the Company or its Affiliates (as defined); (iv) any act of fraud; (v) any material violation of the Company’s code of conduct; (vi) any material violation of the Company’s policies concerning harassment or discrimination; (vii) conduct that causes material harm to the business reputation of the Company or its Affiliates; or (viii) breach of the confidentiality, non-competition, or non-solicitation provisions of the change in control agreement.
“good reason” generally means (i) a material diminution in base salary or annual bonus opportunity; (ii) a material diminution in authority, duties, or responsibilities (including status, offices, titles and reporting requirements); (iii) a material change in the geographic location; (iv) the failure of the Company to pay compensation or benefits when due, or (v) any other action or inaction that constitutes a material breach by the Company of the change in control agreement.
“change in control” generally means any one of the following events: (a) any person becoming the beneficial owner of thirty percent (30%) or more of Company’s voting securities (other than as a result of certain issuances or open market purchases approved by incumbent directors); (b) the Company’s incumbent directors ceasing to constitute at least a majority of the board of directors; (c) the stockholders of the Company approving a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction, or the sale or other disposition of all or substantially all of the Company’s assets, unless immediately following such transaction, (i) all or substantially all of the beneficial owners of the Company’s voting securities prior to such transaction are the beneficial owners of more than 50% of the combined voting power of the securities of the surviving entity in the transaction, (ii) no person is the beneficial owner of 30% or more of the combined voting power of the surviving entity in the transaction and (iii) at least a majority of the members of the board of directors of the surviving entity are incumbent directors; or

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(d) approval by the Company’s stockholders of a complete liquidation and dissolution of the Company. The preceding was a summary of the definition of a change in control, so please refer to actual text of the definition as set forth in the change in control agreements.
Long-Term Incentive Awards
The award agreements under which the stock options, PRSUs, RSUs and restricted stock awards were issued describe the circumstances under which the awards will vest, if earlier than the stated date. The following is a general summary of the provisions of awards that are unvested at December 31, 2015. Upon the death or disability of a participant, a prorated portion of the award will generally vest. Upon a termination without cause, a similar prorated portion of the award will generally vest. Also, a participant is eligible for prorated vesting if the participant is at the time of retirement at least 55 years of age and has at least 10 years of service with the Company (for Mr. Rohr, 65 years of age and at least 5 years of service). In certain termination scenarios (i.e., termination without cause, death or disability), PRSUs would vest in a prorated manner based on actual or target Company performance. Unvested awards are forfeited upon a termination with cause or voluntary resignation. In the case of a change in control, all awards granted since 2009 are “double trigger” – if a change in control occurs, the award is continued or replaced with an award of comparable value, and the participant is subsequently terminated, then the portion of the award that was unvested at the time of termination will be accelerated. If in connection with a change in control the participant’s rights in the award are adversely affected (i.e., such as by the award not being continued) and the award is not replaced with an award of comparable value, then the unvested portion of the award would be accelerated upon the change in control without requiring termination of employment. PRSUs would vest at target level if otherwise payable upon a change in control.
Long-term incentive awards granted in 2010, 2011 and a portion of 2012 generally have a hold requirement for a portion of the shares received upon vesting of PRSUs or RSUs or upon the exercise of stock options. Under the hold requirement, a specified percentage of the award is held after the applicable vesting date as vested RSUs, to be settled by delivery of shares at the seventh anniversary of the grant date (or earlier in the event of death, disability or change in control). During the hold period, the vested RSUs are credited with cash dividends to be paid (without interest) at the end of the hold period. If during the hold period the participant’s employment is terminated by the Company for cause (as defined in the award agreement) or the participant breaches the applicable clawback agreement with the Company, the RSUs subject to the hold requirement are forfeited and canceled without consideration. In the event of a change in control, all shares subject to the hold requirement would be delivered to the participant. In the event of certain other termination scenarios, the hold requirement would survive, and the shares would be delivered on the date they would have otherwise been delivered had the participant remained an employee. However, if a participant is terminated for cause, all shares subject to the holding requirement would be forfeited. The hold requirement was eliminated from future equity awards during 2012.
Under such long-term incentive award agreements, a “change in control” of the Company generally means, in accordance with Treasury Regulation Section 1.409A-3(i)(5), any of the following: (i) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total voting power of the stock of the Company; (ii) a majority of members of the board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board prior to the date of the appointment or election; (iii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to 50% of more of all of the assets of the Company immediately prior to such acquisition or acquisitions; or (iv) beginning in 2014, certain other business transactions affecting the Company.

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Post-Termination Table
The table below shows an estimate of the amount of additional compensation that each of our named executive officers employed by us at year end would receive in the event of a termination or change in control, taking into consideration the circumstances of the termination and payments that the named executive officer would be entitled to under the various agreements described above. The amounts shown are generally categorized as follows: voluntary termination or termination for cause; involuntary termination without cause or by the executive for good reason; termination due to death or disability; and change in control (with and without termination). The amounts shown assume that such termination was effective as of December 31, 2015. As of December 31, 2015, the closing price of our Common Stock was $67.33 per share.
The table below includes additional benefits triggered by a termination and change in control only. Please see the following tables for details of the named executives’ vested payments and benefits that they would be entitled to receive regardless of the occurrence of a termination or change of control:
•For Stock Options – See “Outstanding Equity Awards at Fiscal Year 2015 End Table”;
•For Pension Benefits – See “2015 Pension Benefits Table”; and
•For Nonqualified Deferred Compensation – See “2015 Nonqualified Deferred Compensation Table”.
The actual amounts that will be paid upon termination can only be determined at the time of the named executive officer’s termination from the Company. The following table shows the potential payments to our named executive officers, upon termination or change in control.

	Termination of Employment				Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Without Termination	With Termination
Mark C. Rohr
Cash Payments
Severance Payment(1)	$—	$5,941,650	$—	$—	$—	$6,193,833
Equity Value
Stock Options(2)	—	154,506	154,506	154,506	164,801	164,801
Restricted Stock Award(2)	—	—	—	—	—	—
PRSUs(3)	—	20,892,095	16,297,159	16,297,159	27,906,400	27,906,400
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	18,634	—	—	—	18,634
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—
Total	$—	$27,023,085	$16,451,665	$16,451,665	$28,071,201	$34,283,668

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	Termination of Employment				Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Without Termination	With Termination
Christopher W. Jensen
Cash Payments
Severance Payment(1)	$—	$1,238,933	$—	$—	$—	$1,622,020
Equity Value
Stock Options(2)	—	—	—	—	—	—
RSUs(2)	—	26,865	26,865	26,865	161,188	161,188
PRSUs(3)	—	2,558,338	2,022,257	2,022,257	3,318,628	3,318,628
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	21,071	—	—	—	31,670
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	(785,276)
Total	$—	$3,861,407	$2,049,122	$2,049,122	$3,479,816	$4,348,230

Patrick D. Quarles
Cash Payments
Severance Payment(1)	$—	$1,747,200	$—	$—	$—	$1,200,000
Equity Value
RSUs(2)	—	1,080,377	1,080,377	1,080,377	3,044,259	3,044,259
PRSUs(3)	—	114,326	336,246	336,246	1,217,865	1,217,865
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	21,071	—	—	—	31,607
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	(775,026)
Total	$—	$2,979,174	$1,416,623	$1,416,623	$4,262,124	$4,718,705

Scott M. Sutton
Cash Payments
Severance Payment(1)	$—	$1,488,578	$—	$—	$—	$1,734,888
Equity Value
Stock Options(2)	—	—	—	—	—	—
RSUs(2)	—	455,555	455,555	455,555	802,776	802,776
PRSUs(3)	—	1,350,505	1,085,629	1,085,629	2,112,883	2,112,883
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	20,873	—	—	—	31,310
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	(427,056)	—
Total	$—	$3,331,711	$1,541,184	$1,541,184	$2,488,603	$4,681,857

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 71

Executive Compensation

	Termination of Employment				Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Without Termination	With Termination
Lori A. Johnston
Cash Payments
Severance Payment(1)	$—	$1,269,675	$—	$—	$—	$2,122,000
Equity Value
Stock Options(2)	—	—	—	—	—	—
RSUs(2)	—	—	—	—	—	—
PRSUs(3)	—	2,832,102	2,219,399	2,219,399	3,744,625	3,744,625
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	21,071	—	—	—	31,607
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	(1,331,235)
Total	$—	$4,139,048	$2,219,399	$2,219,399	$3,744,625	$4,566,997

Gjon N. Nivica, Jr.
Cash Payments
Severance Payment(1)	$—	$1,403,325	$—	$—	$—	$1,996,667
Equity Value
Stock Options(2)	—		—	—	—	—
RSUs(2)	—		—	—	—	—
PRSUs(3)	—	2,607,691	2,087,432	2,087,432	3,403,128	3,403,128
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	21,071	—	—	—	31,607
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—
Total	$—	$4,048,287	$2,087,432	$2,087,432	$3,403,128	$5,431,402

(1)	Paid pursuant to the Severance Plan and change in control agreements, as applicable and discussed above.

(2)
Stock options and RSUs vest in full upon a change in control if the award is adversely affected and is not replaced with an award of equivalent economic value. The numbers presented in the change in control scenarios assume that the awards are adversely affected and not replaced with an award of equivalent economic value. To the extent the awards are replaced with awards of equivalent economic value and the executive remained employed following a change in control, the numbers shown in the Change in Control – Without Termination column above would be different.

In the event of other eligible termination events, a prorated amount will vest based on the portion of the service period that has lapsed. For stock options, the value shown represents the in-the-money value of unvested stock options that become vested upon the stated event assuming exercise of the stock options on December 31, 2015, at a closing market price of $67.33 per share of our Common Stock.

(3)
Upon a change in control, 2013 and 2014 PRSUs vest in full at target levels and 2015 PRSUs vest at the greater of target or estimated actual performance (target performance has been assumed) if the award is adversely affected and is not replaced with an award of equivalent economic value. The numbers presented in the change in control scenarios assume that the awards are adversely affected and not replaced with an award of equivalent economic value. To the extent the awards are replaced with awards of equivalent economic value and the executive remained employed following a change in control, the numbers shown in the Change in Control – Without Termination column above would be different.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 72

Executive Compensation

In the event of death and disability, a prorated amount will vest assuming target performance. If the executive is terminated without cause, a prorated amount will vest based on actual performance.

(4)	None of the named executive officers is entitled to any tax gross-up.

(5)
Represents reimbursement of premiums for 18 months of medical and dental coverage continuation upon a change in control as applicable, and the payment of COBRA premiums for a period of one year (18 months for Mr. Rohr) from the date of termination under our Severance Plan, each based on 2015 rates.

(6)	Upon termination by the Company without cause, each executive is entitled to up to $16,200 in outplacement services.

(7)
The executives’ change in control agreements provide for a “best net” feature which would reduce the parachute payments to the safe-harbor limit if it is more financially advantageous to the executive on an after-tax basis (taking into consideration federal, state and local income taxes, and the imposition of the excise tax). In the event it is more advantageous for the executive’s payments to be reduced, the Company shall reduce or eliminate the payments by first reducing or eliminating those payment which are not payable in cash and then by reducing or eliminating cash payments in each case in reverse order of when they would have other wise been paid.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 73

Audit Matters

AUDIT MATTERS
Audit Committee Report
The audit committee is composed of five independent directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The audit committee assists the board of directors in fulfilling its oversight responsibilities with respect to the external reporting process and the Company’s internal controls. The audit committee serves as the primary communication link between the board, the independent public accounting firm, and our internal auditors.
Company management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and the internal control over financial reporting. The independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal control over financial reporting.
The audit committee reviewed and discussed with the Company’s management and KPMG LLP the audited financial statements for the Company for the year ended December 31, 2015. The audit committee also met with KPMG LLP and the internal auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluation of our internal control, and the overall quality of our financial reporting. The audit committee also discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the audit committee discussed with KPMG LLP its independence from the Company and management and received from KPMG LLP the written disclosures required by PCAOB Rules regarding the independent registered public accounting firm’s communications with the audit committee concerning independence.
The audit committee discussed with KPMG LLP and the internal auditors the overall scope and plans for their respective audits. The audit committee reviewed and discussed the fees billed to the Company by KPMG LLP for audit, audit-related, tax and other services provided during fiscal 2015, which are set forth under “Item 3: Ratification of Independent registered Public Accounting Firm”, and determined that the provision of non-audit services is compatible with KPMG LLP’s independence. Based on the audit committee’s reviews and discussions described above, the audit committee recommended to the board of directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.
The audit committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the audit committee considers the quality and efficiency of the services provided by the registered public accounting firm, along with their capabilities, technical expertise, and knowledge of our operations and industry. Based on these evaluations, the audit committee decided to engage KPMG LLP as our independent registered public accounting firm for fiscal 2016. Although the audit committee has the sole authority to appoint the independent registered public accounting firm, the audit committee has continued its long-standing practice of recommending that the board ask our stockholders to ratify the appointment of the registered public accounting firm at our annual meeting of stockholders. This report was submitted by the current members of the audit committee,

Dated: February 3, 2016	John K. Wulff, Chairman
Jean S. Blackwell
William M. Brown
Edward G. Galante

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Audit Matters

The audit committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the audit committee report by reference therein.

ITEM 3: Ratification of Independent Registered Public Accounting Firm
The audit committee of the board of directors has selected KPMG LLP to audit the Company’s consolidated financial statements for the year ended 2016. Since 2005, KPMG LLP has served as our independent registered public accounting firm and also provided other audit-related and non-audit services that were approved by the audit committee.
Representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.
We are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by our By-laws or otherwise, the board is submitting the audit committee’s selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the audit committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. If the appointment of KPMG LLP is not ratified, the audit committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement.
Audit and Related Fees
Aggregate fees billed to the Company by KPMG LLP and its affiliates were as follows:

	Year Ended December 31,
	2015	2014
Audit Fees(1)	$5,909,400	$5,109,800
Audit-related Fees(2)	181,639	190,287
Tax Fees(3)	1,104,905	983,910
All Other Fees(4)	—	—
Total Fees	$7,195,944	$6,283,997

(1)
For professional services rendered for the audits of annual consolidated financial statements of the Company (including the audit of internal control over financial reporting), statutory audits in non-U.S. jurisdictions, the review of the Company’s quarterly consolidated financial statements and review of SEC filings.

(2)	Primarily for professional services rendered in connection with consultation on financial accounting and reporting standards and employee benefit plan audits.

(3)	Primarily for professional services related to technical assistance, the preparation of tax returns in non-U.S. jurisdictions and assistance with tax audits and appeals.

(4)	For other permitted professional advisory services.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 75

Audit Matters

Audit Committee Pre-Approval Policy
The audit committee is responsible for appointing, retaining and pre-approving the fees of the Company’s independent registered public accounting firm. The audit committee has adopted a Policy for Pre-Approval of Independent Auditor Services (“Pre-Approval Policy”) pursuant to which proposed services may be pre-approved through the application of detailed policies and procedures (“general pre-approval”) or by specific review of each service (“specific pre-approval”). The audit committee has provided general pre-approval for certain specific types of non-prohibited audit, audit-related and tax services that do not exceed $200,000 per project and $1,000,000 per year in the aggregate and gives detailed guidance to management as to the specific services that are eligible for general pre-approval. The audit committee is to be informed on a timely basis of any services performed by the independent registered public accounting firm pursuant to general pre-approval. Unless a type of service is included in this general pre-approval, it will require specific pre-approval. The annual audit services engagement terms and fees must be specifically pre-approved by the audit committee. Requests to provide services that require specific pre-approval must be submitted to the audit committee by both the independent registered public accounting firm and the chief financial officer or corporate controller, and must include detailed back-up documentation and a joint statement as to whether the request or application is consistent with the SEC’s rule on auditor independence.
The audit committee may delegate its pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting.
All services performed by our independent registered public accounting firm in 2015 were pre-approved by the audit committee or otherwise under the Pre-Approval Policy.
Vote Required
Although ratification is not required in our By-laws or otherwise, approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
RATIFICATION KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 76

Management Proposal

MANAGEMENT PROPOSAL
ITEM 4: Approval of Amendments to Our Certificate of Incorporation to Declassify the Board of Directors
After careful consideration, our board of directors has determined that it would be in the best interests of the Company and its stockholders to amend our Second Amended and Restated Certificate of Incorporation (“Certificate”) to provide for the phased-in declassification of our board and the annual election of all directors. The full text of the proposed amendments to the Certificate (“Amendment”) is attached as Exhibit B to this proxy statement.
The Certificate currently provides that the Board will be classified into three classes with the directors in each class being, as nearly equal in number as possible, with one class to be elected by the stockholders each year for a three-year term.
In the past, our board concluded that the classified board structure had several advantages; however, our board now recognizes the recent trend in corporate governance in favor of annual elections of all directors. After carefully weighing the relevant considerations, both the board and the corporate governance and nominating committee have concluded that it is now in the best interests of the Company’s stockholders to declassify the board. Accordingly, our board recommends that our stockholders vote to approve the Amendment to eliminate the classified structure of our board and provide for the annual election of all directors.
The Amendment would not shorten the existing terms of the directors; therefore, the director nominees would serve the terms for which they are being elected and the incumbent directors would complete their existing terms. If the Amendment is approved, the classified structure of our board would be eliminated through the annual election of directors whose terms are expiring. Specifically, the Amendment provides that (1) the Class I directors, including the Class I director nominee if elected at the Annual Meeting, would serve as directors until their terms expire in 2017, (2) the Class II directors, including the Class II director nominee if elected at the Annual Meeting, would serve as directors until their terms expire in 2018, (3) the Class III director nominees if elected would serve as directors until their terms expire in 2019; and (4) beginning at our 2019 annual meeting, and at each annual meeting thereafter, all of our directors would be elected annually for a one-year term and there would no longer be any classes of directors. The term of any director chosen as a result of a newly-created directorship or to fill a vacancy following such election would expire at the next annual meeting of stockholders.
If our stockholders approve the Amendment , it would become effective upon the filing of a certificate of amendment to our Certificate with the Secretary of State of the State of Delaware. We would make that filing shortly after the Annual Meeting. If our stockholders do not approve the proposed Amendment, our board will remain classified, and directors will generally be elected for three-year terms.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 77

Management Proposal

Vote Required
Approval of this proposal requires the affirmative vote of eighty percent (80%) of the shares of Common Stock present in person or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO DECLASSIFY OUR BOARD OF DIRECTORS

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 78

Questions and Answers about the Annual Meeting

QUESTIONS AND ANSWERS
Proxy Materials and Voting Information
1. What is included in the proxy materials? What is a proxy statement and what is a proxy?
The proxy materials for our 2016 Annual Meeting of Stockholders (“Annual Meeting”) include the Notice of Annual Meeting, this Proxy Statement and our 2015 Annual Report. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.
A proxy statement is a document that SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy.
If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for the Annual Meeting. These two officers are Christopher W. Jensen and James R. Peacock III.
The form of proxy and this Proxy Statement have been approved by the board of directors and are being provided to stockholders by its authority.
2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with the Company’s registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.
3. What shares are included on the proxy card?
If you are a stockholder of record, you will receive only one notice or proxy card for all the shares of Common Stock you hold in certificate form and in book-entry form and in any Company benefit plan.
If you are a Company employee and hold shares of Common Stock in our 401(k) savings plan, it is important that you direct the plan’s administrator how to vote your shares. If you hold shares of Common Stock in the Celanese Americas Retirement Savings Plan administered by Empower Retirement and do not vote your shares or specify your voting instructions on your proxy card, the administrator of the plan will vote your shares in the same proportion as the shares for which they have received voting instructions. To allow sufficient time for voting by the administrators, your voting instructions must be received by April 18, 2016.
If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your shares of Common Stock.
4. What different methods can I use to vote?
See page 6 for additional information about how to vote.
By Telephone or Internet. All stockholders of record can vote through the Internet, using the procedures and instructions described on the notice or proxy card, or by touchtone telephone within the U.S., U.S. territories and

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Questions and Answers about the Annual Meeting

Canada, using the toll-free telephone number on the notice or proxy card. Beneficial owners may vote through the Internet or by telephone if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions with the proxy materials. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly.
By Written Proxy. All stockholders of record can vote by written proxy card. If you are a stockholder of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.
In Person. All stockholders of record may vote in person at the meeting. Beneficial owners may also vote in person at the meeting if they have a legal proxy, as described in the response to question 20.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Stockholders may call toll free: (855) 973-0095.
5. What are my voting choices for each of the proposals to be voted on at the 2016 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation		Voting Standard
Item 1: Election of Directors	•	vote in favor of all or specific nominees;	Majority of votes cast
	•	vote against all or specific nominees; or
	•	abstain from voting with respect to all or specific nominees.
The Board recommends a vote FOR each of the Director nominees.

Item 2: Advisory Vote to Approve Executive Compensation	•	vote in favor of the advisory proposal;	Majority of votes cast
	•	vote against the advisory proposal; or
	•	abstain from voting on the advisory proposal.
The Board recommends a vote FOR the advisory vote to approve executive compensation.

Item 3: Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm	•	vote in favor of the ratification;	Majority of votes cast
	•	vote against the ratification; or
	•	abstain from voting on the ratification.
The Board recommends a vote FOR the ratification.

Item 4: Management Proposal Regarding Board Declassification	•	vote in favor of the proposal;	80% of votes outstanding
	•	vote against the proposal; or
	•	abstain from voting on the proposal.
The Board recommends a vote FOR the Board Declassification proposal.

As an advisory vote, the proposal to approve executive compensation is not binding upon the Company. However, the compensation and management development committee, which is responsible for designing and administering the Company’s executive compensation programs, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions. See page 38 for a discussion of the results of the 2015 advisory vote.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 80

Questions and Answers about the Annual Meeting

6. What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

●	FOR the election of all director nominees as set forth in this Proxy Statement;
●	FOR the advisory vote to approve executive compensation;
●	FOR the proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm; and
●	FOR the proposal on Board Declassification.
7. What if I am a beneficial owner and do not give voting instructions to my broker?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.
Non-Discretionary Items. The election of directors, the advisory vote to approve executive compensation, and the proposal on Board Declassification are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.
Discretionary Items. The ratification of the appointment of KPMG LLP as Independent Registered Public Accounting Firm is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.
8. How are abstentions and broker non-votes counted?
Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included in vote totals and will not affect the outcome of the vote.
9. What can I do if I change my mind after I vote my shares?
Stockholders can revoke a proxy prior to the completion of voting at the meeting by:

●	giving written notice to the Corporate Secretary of the Company;
●	delivering a later-dated proxy; or
●	voting in person at the meeting (if you are a beneficial owner, see the response to question 19).
10. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?
The Notice of Annual Meeting, this Proxy Statement and the 2015 Annual Report are available at www.proxyvote.com. In addition, stockholders are able to access these documents on the Annual Meeting page of our website, www.celanese.com, by clicking on “Investor Relations” and then “Corporate Governance”. Instead of receiving future copies of our notice of annual meeting, proxy statement and annual report by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these

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Questions and Answers about the Annual Meeting

documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site.
Stockholders of Record. If you vote on the Internet, simply follow the prompts for enrolling in the electronic stockholder document delivery service. You also may enroll in this service at any time in the future by going directly to www.proxyvote.com and following the enrollment instructions.
Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank, broker or other nominee regarding the availability of this service.
11. Are votes confidential? Who counts the votes?
We will continue our long-standing practice of holding the votes of all stockholders in confidence from directors, officers and employees except:

●	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
●	in the case of a contested proxy solicitation;
●	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
●	to allow the independent inspector of election to certify the results of the vote.
We also will continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.
12. When will the Company announce the voting results?
We will announce the preliminary voting results at the Annual Meeting. The Company will report the final results in a Current Report on Form 8-K filed with the SEC shortly after the meeting.
13. Does the Company have a policy about Directors’ attendance at the Annual Meeting of Stockholders?
The Company has a policy requiring our directors to attend annual meetings of stockholders, absent good reason. All directors at the time and director nominees, except for one, attended the 2015 Annual Meeting.
14. How are proxies solicited and what is the cost?
We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Alliance Advisors, LLC to assist with the solicitation of proxies for a fee of $6,000. We have also agreed to reimburse Alliance Advisors, LLC for certain expenses and to indemnify Alliance Advisors, LLC against certain losses and expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.
Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.
15. What is householding?
As permitted by the 1934 Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless the stockholders have notified the Company of their desire to receive multiple copies of the

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Questions and Answers about the Annual Meeting

proxy statement. This is known as householding.
The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Corporate Secretary as described in the response to question 24.
Stockholders of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, Computershare, to request that only a single copy of the proxy statement be mailed in the future. Contact Computershare by phone at (877) 373-6374 or by mail at 250 Royall Street, Canton, MA 02021.
Beneficial owners, as described in the response to question 20, should contact their bank, broker or other nominee.
16. What information from this proxy statement is incorporated by reference into certain Company SEC filings?
The Company has made previous filings under the Securities Act of 1933, as amended, and the 1934 Act that incorporate future filings, including this Proxy Statement, in whole or in part. However, the report of the compensation and management development committee and the report of the audit committee shall not be incorporated by reference into any such filings.
17. Will you make a list of stockholders entitled to vote at the Annual Meeting available?
We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the meeting during normal business hours from April 11 through April 20, 2016 at 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. This list also will be available to stockholders for any such purpose at the meeting.
Annual Meeting Information
18. What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will vote upon several important Company matters, including the election of directors. In addition, following our meeting, our management will respond to questions from stockholders.
19. How do I attend the Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the Annual Meeting, you must follow these instructions to gain admission.
All attendees will need to bring a photo ID to gain admission. Please note that cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed in the meeting room.
Attendance at the meeting is limited to stockholders as of the record date, February 22, 2016, or their authorized named representatives.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 83

Questions and Answers about the Annual Meeting

●
Stockholders of record: If you are a stockholder of record and receive your proxy materials by mail, your admission ticket is your proxy card (or a copy thereof). If you are a stockholder of record and receive your materials electronically, and vote via the Internet, please print a copy of your notice and access form or other evidence of your ownership of Common Stock.

●
Beneficial owners: If you are a beneficial owner, bring the notice or voting instruction form (or a copy thereof) you received from your bank, broker or other nominee to be admitted to the meeting. You also may bring your bank or brokerage account statement reflecting your ownership of Common Stock as of February 22, 2016 with you to the meeting. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 20.

●
Authorized named representatives: If you are a stockholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, you must send a written request for an admission ticket by regular mail to Celanese Attn: Corporate Secretary, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. Requests for authorized named representatives to attend the meeting must be received no later than Monday, April 18, 2016.

Please include the following information when submitting your request:
(1) Your name, complete mailing address and e-mail address;
(2) Proof that you own shares of the Company as of February 22, 2016 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage account statement or a letter from the bank, broker or other nominee holding your shares); and
(3) A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.
Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. We reserve the right to limit the number of representatives who may attend the meeting.
Ensuring the Annual Meeting is safe and productive is our top priority. As such, failure to follow these admission procedures may result in being denied admission or being directed to view the meeting in an overflow room. Because seating in the main meeting room is limited, and in order to be able to address security concerns, we reserve the right to direct attendees to view the meeting in an overflow room. In addition, failure to follow the meeting procedures may result in ejection from the meeting, being directed to view the meeting in an overflow room and/or being denied admission to this and future meetings.
If you have questions regarding these admission procedures, please call the Corporate Secretary at (972) 443-4700.
20. How can I vote at the meeting if I am a beneficial owner?
If you are a beneficial owner and want to vote your shares at the Annual Meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will need to follow the procedures described in the response to question 19 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 19. However, you will not be able to vote to your shares at the meeting. Accordingly, we encourage you to vote your shares in advance, even if you intend to attend the meeting.
Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 84

Questions and Answers about the Annual Meeting

21. What information is included on the Annual Meeting page of the Company’s website?
The Annual Meeting page of our website allows our stockholders to (a) easily access the Company’s proxy materials, (b) vote through the Internet, and (c) learn more about our Company. Go to www.celanese.com, and click on “Investor Relations” and then click on “Corporate Governance.”
22. Could any additional proposals be raised at the Annual Meeting?
Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting, which may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders. See the response to question 25 for how to submit a proposal for action at the 2017 Annual Meeting of Stockholders.
Company Documents, Communications and Stockholder Proposals
23. How can I view or request copies of the Company’s corporate documents and SEC filings?
The Company’s website contains the Company’s Certificate of Incorporation, By-laws, Corporate Governance Guidelines, Board Committee Charters, Code of Business Conduct and the Company’s SEC filings. To view these documents, go to our website, www.celanese.com, and click on “Investor Relations” and then click on “Corporate Governance.” To view the Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s directors and executive officers, go to www.celanese.com, click on “Investor Relations” and then click on “SEC Filings.”
We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, Board Committee Charters or Code of Business Conduct to any stockholder requesting a copy. Requests should be directed to the Office of the Secretary as described in the response to question 24.
We will promptly deliver free of charge, upon request, a copy of the Form 10-K to any stockholder requesting a copy. Requests should be directed to the Company’s Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
24. How can I communicate with the Company’s Directors?
Communications can be addressed to directors in care of the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. At the direction of the Board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, advertising, illegal or similarly unsuitable items, will be forwarded. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to the lead independent director. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board and the lead independent director.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 85

Questions and Answers about the Annual Meeting

25. How do I submit a proposal for action at the 2017 Annual Meeting of Stockholders?
A proposal for action to be presented by any stockholder at the 2017 Annual Meeting of Stockholders will be acted upon only:

●	if the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the 1934 Act, the proposal is received at on or before November 16, 2016; or
●
if the proposal is not to be included in the proxy statement, pursuant to our By-Laws, the proposal is submitted in writing to the Office of the Secretary on or before January 25, 2017 (but not earlier than December 28, 2016), and such proposal is, under Delaware General Corporation Law, an appropriate subject for stockholder action.

In addition, the stockholder proponent, or a representative who is qualified under state law, must appear in person at the 2017 Annual Meeting of Stockholders to present such proposal.
Proposals should be sent to the Office of the Corporate Secretary by mail to Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
26. How do I submit a recommendation for a director nominee?
The nominating and corporate governance committee will consider recommendations for director nominees made by stockholders. Stockholder recommendations should be sent to:
Celanese Corporation
Board of Directors
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039
Attn: Corporate Secretary
Generally, recommended candidates are considered at the first or second board meeting held prior to the annual meeting of stockholders. No candidates were recommended by stockholders during 2015.
The nominating and corporate governance committee considers individuals recommended by stockholders in the same manner and to the same extent as it considers director nominees identified by other means. The chairman of the nominating and corporate governance committee will make exploratory contacts with those nominees whose skills, experiences, qualifications and personal attributes satisfy those that the nominating and corporate governance committee has identified as essential for a nominee to possess, as described above. Then, an opportunity will be arranged for the members of the nominating and corporate governance committee or as many members as can do so to meet the potential nominee. The nominating and corporate governance committee will then select a nominee to recommend to the board of directors for consideration and appointment. Board members appointed in this manner will serve, absent unusual circumstances, until their election by our stockholders at the next annual meeting of stockholders.
Nominations of up to a specified number of directors may also be made by one or more eligible holders under the “Proxy Access” provisions of our By-laws. See “Director Elections” on page 8.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 86

Questions and Answers about the Annual Meeting

The Annual Report on Form 10-K for the year ended December 31, 2015 includes our financial statements for the year ended December 31, 2015. We have furnished the Annual Report on Form 10-K to all stockholders as part of our Annual Report. The Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

On behalf of the Board of Directors of Celanese Corporation
James R. Peacock III
Vice President, Deputy General Counsel
and Corporate Secretary

March 11, 2016

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / 87

Exhibit A

Exhibit A
Non-U.S. GAAP Financial Measures

Definitions and Rationale
This Proxy Statement contains information regarding Adjusted EBIT, Operating EBITDA, free cash flow, and adjusted earnings per share, which are non-GAAP financial measures used by the Company. These measures are not recognized in U.S. GAAP and should not be viewed as alternatives to U.S. GAAP measures of performance. Non-GAAP financial measures are provided as additional information to stockholders, investors, analysts and other parties as the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to net earnings (loss), operating profit (loss), cash flow from operating activities, earnings per share or any other GAAP financial measure. The method of calculation of the following non-GAAP financial measures may be different from other companies’ methods for calculating measures with the same or similar titles. Investors and analysts should understand how another company calculates such non-GAAP financial measures before comparing the other company’s non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Adjusted EBIT is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense and taxes, and further adjusted for certain items attributable to Celanese Corporation. We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company’s incentive compensation plan. We may provide guidance on adjusted EBIT but are unable to reconcile forecasted adjusted EBIT to a US GAAP financial measure without unreasonable effort because a forecast of certain items is not practical. Adjusted EBIT by business segment may also be referred to by management as segment income. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as adjusted EBIT.
Operating EBITDA is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense, taxes and depreciation and amortization, and further adjusted for certain items attributable to Celanese Corporation. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization, and has the same uses and limitations as adjusted EBIT described above.
Adjusted earnings per share is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, certain items, refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. We may provide guidance on adjusted earnings per share but are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable effort because a forecast of certain items is not practical.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / A-1

Exhibit A

Note: The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities, where applicable, and specifically excludes changes in uncertain tax positions, discrete items and other material items adjusted out of our GAAP earnings for adjusted earnings per share purposes, and changes in management’s assessments regarding the ability to realize deferred tax assets. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual GAAP tax rate in any given future period.
Free cash flow is defined by the Company as cash flow from operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from Mitsui & Co., Ltd. to Fairway Methanol LLC. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company’s liquidity and credit quality assessment. Although we use free cash flow as a financial measure to assess the performance of our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.
The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for Adjusted EBIT and Operating EBITDA is net earnings (loss) attributable to Celanese Corporation, for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted, and for free cash flow is cash flow from operations.
Adjusted EBIT and Operating EBITDA - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2015		2014
	(In $ millions, except percentages)
Net sales	5,674		6,802

Net earnings (loss) attributable to Celanese Corporation	304		624
(Earnings) loss from discontinued operations	2		7
Interest income	(1)		(1)
Interest expense	119		147
Refinancing expense	—		29
Income tax provision (benefit)	201		314
Certain items attributable to Celanese Corporation(1)	611		148
Adjusted EBIT / Adjusted EBIT Margin	1,236	21.8%	1,268	18.6%
Depreciation and amortization expense(2)	279		290
Operating EBITDA	1,515		1,558

(1)
Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document dated January 21, 2016 available in the investor relations section of our website at www.celanese.com and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on January 21, 2016.

(2)	Excludes accelerated depreciation and amortization expense included in Certain items above.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / A-2

Exhibit A

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,				Year over Year Change
	2015		2014
		per share		per share	per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	306	2.01	631	4.04	(50.2)%
Deduct: Income tax (provision) benefit	(201)		(314)
Earnings (loss) from continuing operations before tax	507		945
Certain items attributable to Celanese Corporation(1)	611		148
Refinancing and related expenses	—		29
Adjusted earnings (loss) from continuing operations before tax	1,118		1,122
Income tax (provision) benefit on adjusted earnings(2)	(201)		(236)
Noncontrolling interests	—		—
Adjusted earnings (loss) from continuing operations(3)	917	6.02	886	5.67	6.2%

	Diluted shares (in millions)(4)
Weighted average shares outstanding	150.8		155.0
Incremental shares attributable to equity awards	1.5		1.2
Total diluted shares	152.3		156.2

(1)
Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document dated January 21, 2016 available in the investor relations section of our website at www.celanese.com and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on January 21, 2016.

(2)	The adjusted effective tax rate is 18% for the year ended December 31, 2015 and 21% for the year ended December 31, 2014.

(3)
The year ended December 31, 2015 excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of (2.5)% vs. expected plan asset returns of 7.8%. The year ended December 31, 2014 excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of 12.7% vs. expected plan asset returns of 8.2%.

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2015	2014
	(In $ millions)
Net cash provided by (used in) operating activities	862	962
Capital expenditures on property, plant and equipment	(520)	(678)
Capital contributions from Mitsui & Co., Ltd. to Fairway Methanol LLC	214	264
Free cash flow	556	548

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / A-3

Exhibit B

Exhibit B
Amendments to Certificate of Incorporation

SECTION 7.1. Board of Directors: Composition. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than seven directors or more than fifteen directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board of Directors. ~~The~~Prior to the 2017 annual meeting of stockholders, the directors shall be and are divided into three classes designated as Class I, Class II and Class III. ~~Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be originally elected for a term expiring at the 2005 annual meeting of stockholders, Class II directors shall be originally elected for a term expiring at the 2006 annual meeting of stockholders, and Class III directors shall be originally elected for a term expiring at the 2007 annual meeting of stockholders. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third~~ Each director elected prior to the 2017 annual meeting of stockholders shall serve for the full term to which such director was elected. Following the expiration of the term of (a) the Class I directors in 2017, (b) the Class II directors in 2018 and (c) the Class III directors in 2019, the directors in each such class shall be elected for a term expiring at the succeeding annual meeting of stockholders. Commencing at the 2019 annual meeting of stockholders, all directors shall then be elected at each annual meeting of stockholders for terms expiring at the succeeding annual meeting of stockholders. ~~If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director.~~ A director shall hold office until the annual meeting of stockholders for the year in which his or her term expires and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

Celanese 2016 / Notice of Annual Meeting and Proxy Statement / B-1

Celanese

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) on April 20, 2016 (April 18, 2016 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on April 20, 2016 (April 18, 2016 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E00523-P73354-Z67185

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

CELANESE CORPORATION

**The Board of Directors recommends you vote FOR the following proposals:**

1. Election of Directors

**Nominees:**

| | For | Against | Abstain |
|---|---|---|---|
| 1a. Kathryn M. Hill | ☐ | ☐ | ☐ |
| 1b. William M. Brown | ☐ | ☐ | ☐ |
| 1c. Jay V. Ihlenfeld | ☐ | ☐ | ☐ |
| 1d. Mark C. Rohr | ☐ | ☐ | ☐ |
| 1e. Farah M. Walters | ☐ | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 2. Advisory vote to approve executive compensation. | ☐ | ☐ | ☐ |
| 3. To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2016. | ☐ | ☐ | ☐ |
| 4. To approve amendments to our Certificate of Incorporation to declassify the Board of Directors. | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

## NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

| | |
|---|---|
| Date: | April 21, 2016 |
| Time: | 7:00 a.m., Central Daylight Time |
| Place: | The Crescent Club, 200 Crescent Court - 17th Floor, Dallas, TX 75201 |
| Record Date: | You are entitled to attend the Annual Meeting and to vote if you were a stockholder as of the close of business on February 22, 2016. |
| Date of Mailing: | This Notice and the Proxy Statement are first being mailed or made available to stockholders on or about March 11, 2016. |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice & Proxy Statement and 2015 Annual Report are available at www.proxyvote.com.

E00524-P73354-Z67185

## NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Christopher W. Jensen and James R. Peacock III, and each of them (collectively, the "Proxyholders"), his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of CELANESE CORPORATION to be held on Thursday, April 21, 2016 at 7:00 a.m. (CDT) at The Crescent Club, 200 Crescent Court - 17th Floor, Dallas, Texas 75201, and at any adjournments thereof, on all matters coming before said meeting. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxyholders cannot vote the shares unless you sign and return this card.

If you are a participant in the Celanese Americas Retirement Savings Plan (the "Plan") this card also constitutes voting instructions to the trustee for any shares held on your behalf under the Plan. The trustee will vote the shares as instructed. Your voting instructions must be received by April 18, 2016, to allow sufficient time for the trustee to vote the shares. If no voting instructions are provided, the trustee will vote the shares in the same proportion as shares to which voting instructions have been received, unless contrary to ERISA.

**(Continued and to be signed on reverse side)**